                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]
                                   PROSPECTUS
                                  May 1, 2001

             CREDIT SUISSE WARBURG PINCUS TRUST

                  - EMERGING MARKETS PORTFOLIO

                  - INTERNATIONAL EQUITY PORTFOLIO

                  - GLOBAL POST-VENTURE CAPITAL PORTFOLIO

                  - SMALL COMPANY GROWTH PORTFOLIO

           Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management,
           LLC.
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                                    CONTENTS

KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          12
   Fees and Portfolio Expenses.....................          12
   Example.........................................          13
THE PORTFOLIOS IN DETAIL............. .............          14
   The Management Firms............................          14
   Portfolio Information Key.......................          15
EMERGING MARKETS PORTFOLIO............ ............          16
INTERNATIONAL EQUITY PORTFOLIO.......... ..........          18
GLOBAL POST-VENTURE CAPITAL PORTFOLIO...... .......          20
SMALL COMPANY GROWTH PORTFOLIO.......... ..........          22
MORE ABOUT RISK................. ..................          26
   Introduction....................................          26
   Types of Investment Risk........................          26
   Certain Investment Practices....................          30
MEET THE MANAGERS................ .................          36
ABOUT YOUR ACCOUNT................ ................          40
   Share Valuation.................................          40
   Statements and Reports..........................          40
   Distributions...................................          40
   Taxes...........................................          41
BUYING AND SELLING SHARES............ .............          42
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

PORTFOLIO/RISK          GOAL                       STRATEGIES
FACTORS
EMERGING MARKETS        Long-term growth of        - Invests in foreign equity
PORTFOLIO               capital                    securities
Risk factors:                                      - Focuses on the world's less
 Market risk                                         developed countries
 Foreign securities                                - Analyzes a company's growth
 Emerging-markets                                    potential, using a bottom-up
focus                                                investment approach
 Non-diversified
status
INTERNATIONAL EQUITY    Long-term capital          - Invests in foreign equity
PORTFOLIO               appreciation               securities
Risk factors:                                      - Diversifies its investments
 Market risk                                       across countries, including
 Foreign securities                                  emerging markets
                                                   - Favors stocks with discounted
                                                     valuations, using a value-based,
                                                     bottom-up investment approach
GLOBAL POST-VENTURE     Long-term growth of        - Invests primarily in equity
CAPITAL PORTFOLIO       capital                    securities of U.S. and foreign
Risk factors:                                        companies considered to be in
 Market risk                                         their post-venture-capital stage
 Foreign securities                                  of development
Start-up and other                                 - May invest in companies of any
small   companies                                  size
Special-situation                                  - Takes a growth investment
  companies                                        approach to identifying attractive
                                                   post-venture-capital investments
SMALL COMPANY GROWTH    Capital growth             - Invests in equity securities of
PORTFOLIO                                          small U.S. companies
Risk factors:                                      - Using a growth investment style,
 Market risk                                       may look for either developing or
Start-up and other                                   older companies in a growth
small   companies                                  stage or companies providing
Special-situation                                  products or services with a high
  companies                                        unit-volume growth rate
Non-diversified status

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - for the Emerging Markets, Global Post-Venture Capital and International Equity Portfolios, want to diversify their investments internationally

 - for the Global Post-Venture Capital and Small Company Growth Portfolios, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - for the Emerging Markets, International Equity and Global Post-Venture Capital Portfolios, want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
All portfolios (except Small Company Growth Portfolio)

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES
Global Post-Venture Capital Portfolio,
Small Company Growth Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Global Post-Venture Capital Portfolio,
Small Company Growth Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS
Emerging Markets Portfolio,
Small Company Growth Portfolio

   The portfolios are considered non-diversified portfolios under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the portfolios may be subject to greater volatility with respect to their investments than a portfolio that is more broadly diversified.

EMERGING-MARKETS FOCUS
Emerging Markets Portfolio

   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

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                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[GRAPH]

YEAR ENDED 12/31:                    1996       1997       1998       1999       2000
EMERGING MARKETS PORTFOLIO                                -17.30%     81.40%    -31.55%
  Best quarter: 38.20% (Q4 99)
  Worst quarter: -21.41% (Q3 98)
  Inception date: 12/31/97

INTERNATIONAL EQUITY PORTFOLIO        9.98%     -2.26%      5.35%     53.43%    -25.90%
  Best quarter: 32.04% (Q4 99)
  Worst quarter: -16.92% (Q3 98)
  Inception date: 6/30/95

GLOBAL POST-VENTURE
CAPITAL PORTFOLIO                               13.34%      6.87%     62.94%    -18.94%
  Best quarter: 51.65% (Q4 99)
  Worst quarter: -27.99% (Q4 00)
  Inception date: 9/30/96

SMALL COMPANY
GROWTH PORTFOLIO                     13.91%     15.65%     -2.85%     69.08%    -18.11%
  Best quarter: 52.93% (Q4 99)
  Worst quarter: -22.70% (Q3 98)
  Inception date: 6/30/95

* Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

                          AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
   PERIOD ENDED 12/31/00:        2000     1996-2000    1991-2000    FUND       DATE
EMERGING MARKETS PORTFOLIO     -31.55%          NA           NA      0.89%    12/31/97
MSCI EMERGING MARKETS FREE
  INDEX(1)                     -30.61%          NA           NA     -4.82%
INTERNATIONAL EQUITY
  PORTFOLIO                    -25.90%       5.19%           NA      6.04%     6/30/95
MSCI ALL COUNTRY WORLD
  EXCLUDING THE U.S. INDEX(2)  -15.04%       6.74%           NA      7.41%
GLOBAL POST-VENTURE CAPITAL
  PORTFOLIO(3)                 -18.94%          NA           NA     11.03%     9/30/96
RUSSELL 2000 GROWTH INDEX(4)   -22.43%          NA           NA      8.86%
RUSSELL 2500 GROWTH INDEX(5)   -16.09%          NA           NA     13.31%
NASDAQ INDUSTRIALS INDEX(6)    -33.77%          NA           NA      7.11%
SMALL COMPANY GROWTH
  PORTFOLIO                    -18.11%      12.12%           NA     15.54%     6/30/95
RUSSELL 2000 GROWTH INDEX(4)   -22.43%       7.15%           NA      8.86%

(1) The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

(2) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.

(3) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(4) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(5) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(6) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


                                                                    GLOBAL
                                                                    POST-          SMALL
                                       EMERGING    INTERNATIONAL   VENTURE        COMPANY
                                       MARKETS      EQUITY         CAPITAL        GROWTH
                                       PORTFOLIO   PORTFOLIO       PORTFOLIO      PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases          NONE          NONE           NONE          NONE
Deferred sales charge "load"              NONE          NONE           NONE          NONE
Sales charge "load" on reinvested
 distributions                            NONE          NONE           NONE          NONE
Redemption fees                           NONE          NONE           NONE          NONE
Exchange fees                             NONE          NONE           NONE          NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                           1.25%         1.00%          1.25%          .90%
Distribution and service (12b-1) fee      NONE          NONE           NONE          NONE
Other expenses                            .44%          .31%           .28%          .23%
TOTAL ANNUAL PORTFOLIO OPERATING
 EXPENSES*                               1.69%         1.31%          1.53%         1.13%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the following portfolios during 2000 but may be discontinued at any time:

              EXPENSES AFTER                                                GLOBAL        SMALL
                 WAIVERS,                    EMERGING    INTERNATIONAL   POST-VENTURE    COMPANY
              REIMBURSEMENTS                  MARKETS       EQUITY         CAPITAL       GROWTH
                OR CREDITS                   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
Management fee                                1.09%         1.00%           1.14%          .90%
Distribution and service (12b-1) fee           NONE          NONE            NONE          NONE
Other expenses                                 .31%          .29%            .26%          .21%
                                               ----          ----            ----          ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     1.40%         1.29%           1.40%         1.11%

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

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
EMERGING MARKETS PORTFOLIO                 $172            $533           $918         $1,998
INTERNATIONAL EQUITY PORTFOLIO             $133            $415           $718         $1,579
GLOBAL POST-VENTURE CAPITAL PORTFOLIO      $156            $483           $834         $1,824
SMALL COMPANY GROWTH PORTFOLIO             $115            $359           $622         $1,375

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

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRMS

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolios

 - Responsible for managing each portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

   CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

 - Sub-investment adviser for the Emerging Markets Portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.

   ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 - Sub-investment adviser for the Global Post-Venture Capital Portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $5.5 billion in assets

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

     PORTFOLIO INFORMATION
     KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment advisers with respect to the Emerging Markets Portfolio and the Global Post-Venture Capital Portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                           EMERGING MARKETS PORTFOLIO

     GOAL AND STRATEGIES

   The Emerging Markets Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets.

   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:

 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - emerging-markets focus

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Richard W. Watt manages the portfolio. Associate Portfolio Managers Emily Alejos, Robert B. Hrabchak and Neil Gregson assist him. You can find out more about the portfolio's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                       1.09%
   All other expenses                                                    .31%
                                                                      ----------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                   YEAR ENDED:                         12/00           12/99           12/98
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $14.18           $8.19          $10.00
---------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                    0.23          0.05(1)           0.10
Net gain (loss) from investments and foreign
 currency related items (both realized and
 unrealized)                                            (4.70)           6.56           (1.83)
---------------------------------------------------------------------------------------------
 Total from investment activities                       (4.47)           6.61           (1.73)
---------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                    (0.20)          (0.04)          (0.08)
Distributions from net realized gains                   (0.15)          (0.58)           0.00
Return of capital                                       (0.03)           0.00            0.00
---------------------------------------------------------------------------------------------
 Total Dividends and Distributions                      (0.38)          (0.62)          (0.08)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.33          $14.18           $8.19
---------------------------------------------------------------------------------------------
Total return                                           (31.55%)         81.40%         (17.30%)
---------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $32,604         $16,781         $2,696
 Ratio of expenses to average net assets(2)              1.42%           1.42%           1.40%
 Ratio of net income (loss) to average net assets        2.45%           (.19)%          2.09%
 Decrease reflected in above operating expense
   ratios due to waivers/reimbursements                   .27%           1.73%           6.81%
Portfolio turnover rate                                   208%            145%             21%
---------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .02% and .00% for each of the years ended December 31, 2000, 1999 and 1998, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2000, 1999 and 1998, respectively.

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGIES

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.00%
   All other expenses                                                    .29%
                                                                      ----------
     Total expenses                                                     1.29%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


             YEAR ENDED:                12/00      12/99       12/98       12/97       12/96
PER-SHARE DATA
Net asset value, beginning of period     $16.70     $10.99      $10.49      $11.48      $10.65
                                        -------     ------      ------      ------      ------
INVESTMENT ACTIVITIES:
Net investment income                      0.10       0.08        0.08        0.10        0.00
Net gain (loss) from investments and
 foreign currency related items (both
 realized and unrealized)                 (4.42)      5.78        0.48       (0.37)       1.06
                                        -------     ------      ------      ------      ------
 Total from investment activities         (4.32)      5.86        0.56       (0.27)       1.06
                                        -------     ------      ------      ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income      (0.08)     (0.08)      (0.05)      (0.01)      (0.06)
Dividends in excess of net investment
 income                                    0.00      (0.07)       0.00        0.00       (0.10)
Distributions from net realized gains     (1.56)      0.00       (0.01)       0.00       (0.06)
Distributions in excess of realized
 gains                                     0.00       0.00        0.00       (0.71)      (0.01)
Return of capital                         (0.01)      0.00        0.00        0.00        0.00
                                        -------     ------      ------      ------      ------
 Total dividends and distributions        (1.65)     (0.15)      (0.06)      (0.72)      (0.23)
                                        -------     ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD           $10.73     $16.70      $10.99      $10.49      $11.48
                                        -------     ------      ------      ------      ------
Total return                             (25.90)%    53.43%       5.35%      (2.26)%      9.98%
                                        -------     ------      ------      ------      ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s
omitted)                               $473,249   $610,547    $360,124    $347,229    $298,218
 Ratio of expenses to average net
assets(1)                                  1.31%      1.33%       1.33%       1.36%       1.36%
 Ratio of net income to average net
assets                                      .57%       .63%        .68%        .66%        .64%
 Decrease reflected in above
   operating expense ratios due to
   waivers/ reimbursement                   .00%       .00%        .00%        .00%        .04%
Portfolio turnover rate                     112%       145%        105%         79%         31%
                                        -------     ------      ------      ------      ------

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00%, for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

     GOAL AND STRATEGIES

   The Global Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size. The portfolio may invest without limit in foreign securities and will invest in at least three countries, including the U.S.
     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.
     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - start-up and other small companies

 - special-situation companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride, Federico D. Laffan and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."
     INVESTOR EXPENSES
   Management fee                                                       1.14%
   All other expenses                                                    .26%
                                                                      ---------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


          YEAR ENDED:             12/00          12/99          12/98         12/97         12/96(1)
PER-SHARE DATA
Net asset value, beginning of
  period                           $19.26         $11.82        $11.06         $9.76        $10.00
                                   ------         ------        ------        ------        ------

INVESTMENT ACTIVITIES:
Net investment loss                 (0.09)         (0.08)        (0.04)        (0.08)         0.00
Net gain (loss) from
  investments and foreign
  currency related items (both
  realized and unrealized)          (3.56)          7.52          0.80          1.38         (0.24)
                                   ------         ------        ------        ------        ------
  Total from investment
    activities                      (3.65)          7.44          0.76          1.30         (0.24)
                                   ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains                             (1.17)          0.00          0.00          0.00          0.00
Distributions in excess of net
  realized gains                    (0.82)          0.00          0.00          0.00          0.00
                                   ------         ------        ------        ------        ------
  Total distributions               (1.99)          0.00          0.00          0.00          0.00
                                   ------         ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD     $13.62         $19.26        $11.82        $11.06         $9.76
                                   ------         ------        ------        ------        ------
Total return                       (18.94%)        62.94%         6.87%        13.34%        (2.40%)(2)
                                   ------         ------        ------        ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                       $168,034       $151,784       $62,055       $30,520       $12,400
  Ratio of expenses to average
    net assets(4)                    1.42%          1.41%         1.40%         1.40%         1.41%(3)
  Ratio of net income (loss) to
    average net assets               (.75%)         (.87%)        (.83%)        (.75%)         .80%(3)
  Decrease reflected in above
    operating expense ratio due
    to waivers/reimbursements         .11%           .18%          .30%          .18%         4.16%(3)
Portfolio turnover rate                69%            44%           73%          238%            7%
                                   ------         ------        ------        ------        ------

(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40%, for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                         SMALL COMPANY GROWTH PORTFOLIO

     GOAL AND STRATEGIES

   The Small Company Growth Portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT
   Stephen J. Lurito and Sammy Oh manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES
   Management fee                                                        .90%
   All other expenses                                                    .21%
                                                                      ---------
     Total expenses                                                     1.11%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


           YEAR ENDED:                12/00        12/99       12/98      12/97      12/96
PER-SHARE DATA
Net asset value, beginning of
  period                                $26.20       $16.01     $16.48     $14.25    $12.51
                                        ------       ------     ------     ------    ------

INVESTMENT ACTIVITIES:
Net investment loss                      (0.15)       (0.12)     (0.06)     (0.07)    (0.06)
Net gain (loss) from investments
  and foreign currency related
  items (both realized and
  unrealized)                            (4.60)       11.07      (0.41)      2.30      1.80
                                        ------       ------     ------     ------    ------
  Total from investment
    activities                           (4.75)       10.95      (0.47)      2.23      1.74
                                        ------       ------     ------     ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains                                  (4.06)       (0.76)      0.00       0.00      0.00
Distributions in excess of net
  realized gains                         (0.71)        0.00       0.00       0.00      0.00
                                        ------       ------     ------     ------    ------
  Total distributions                    (4.77)       (0.76)      0.00       0.00      0.00
                                        ------       ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD          $16.68       $26.20     $16.01     $16.48    $14.25
                                        ------       ------     ------     ------    ------
Total return                            (18.11%)      69.08%     (2.85%)    15.65%    13.91%
                                        ------       ------     ------     ------    ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s
omitted)                            $1,101,182   $1,272,542   $734,902   $666,394   $339,398
  Ratio of expenses to average
    net assets(1)                         1.13%        1.15%      1.14%      1.15%     1.16%
  Ratio of net loss to average
    net assets                            (.57%)       (.72%)     (.51%)     (.56%)    (.66%)
  Decrease reflected in above
    operating expense ratio due
    to waivers/reimbursements              .00%         .00%       .00%       .00%      .01%
Portfolio turnover rate                     85%         122%        66%        92%      102%
                                        ------       ------     ------     ------    ------

(1)Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.11%, 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

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                                       25

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   Each portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in a portfolio may conflict. The Board of Trustees will monitor the portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in one or all portfolios, which may cause a portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of a portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

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                                       29

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET portfolio assets;
       does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL portfolio assets;
       does not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

                    INVESTMENT PRACTICE                                    LIMIT
                                                                                            GLOBAL         SMALL
                                                             EMERGING   INTERNATIONAL    POST-VENTURE     COMPANY
                                                             MARKETS       EQUITY          CAPITAL         GROWTH
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------   -------------    ------------     ---------

BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%           30%             30%             30%
----------------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                              [-]           [-]             [ ]             --
----------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                       [-]           [-]             [-]            [ ]
----------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [-]           [-]             [ ]            [ ]
----------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                        [-]           [-]             [-]            [-]
----------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     [-]           [-]             [-]             10%
----------------------------------------------------------------------------------------------------------------

                    INVESTMENT PRACTICE                                    LIMIT
                                                                                            GLOBAL         SMALL
                                                             EMERGING   INTERNATIONAL    POST-VENTURE     COMPANY
                                                             MARKETS       EQUITY          CAPITAL         GROWTH
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------   -------------    ------------     ---------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                          [ ]           [ ]             [ ]             [ ]
-----------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   35%           35%             20%             20%
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [ ]           [ ]             [ ]             [ ]
-----------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                35%           5%              5%              5%
-----------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                 25%           25%             25%             25%
-----------------------------------------------------------------------------------------------------------------

                    INVESTMENT PRACTICE                                    LIMIT
                                                                                            GLOBAL         SMALL
                                                             EMERGING   INTERNATIONAL    POST-VENTURE     COMPANY
                                                             MARKETS       EQUITY          CAPITAL         GROWTH
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------   -------------    ------------     ---------

PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                 --           --               10%             --
-----------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                     [-]           [-]              [ ]            [ ]
-----------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [ ]           [ ]              [ ]            [ ]
-----------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                          15%           15%              15%            15%
-----------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                       33 1/3%      33 1/3%          33 1/3%        33 1/3%
------------------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                  --           --               10%            --
-----------------------------------------------------------------------------------------------------------------

                    INVESTMENT PRACTICE                                    LIMIT
                                                                                            GLOBAL         SMALL
                                                             EMERGING   INTERNATIONAL    POST-VENTURE     COMPANY
                                                             MARKETS       EQUITY          CAPITAL         GROWTH
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------   -------------    ------------     ---------

SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                             10%           10%              10%            10%
----------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                          [ ]           [ ]              [-]            [-]
-----------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [-]           [-]              [-]            [-]
-----------------------------------------------------------------------------------------------------------------
SWAPS A contract between a portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, a portfolio may use swaps to gain access to the performance of a benchmark asset
(such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                [ ]           [ ]              --             --
----------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                              [ ]           [ ]              [ ]            [ ]
-----------------------------------------------------------------------------------------------------------------

                    INVESTMENT PRACTICE                                    LIMIT
                                                                                            GLOBAL         SMALL
                                                             EMERGING   INTERNATIONAL    POST-VENTURE     COMPANY
                                                             MARKETS       EQUITY          CAPITAL         GROWTH
                                                            PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------   -------------    ------------     ---------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                             10%           10%              10%            10%
-----------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     20%           20%              20%            20%
----------------------------------------------------------------------------------------------------------------

(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]

                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1978

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since July 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1995

 - Director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                           [STEPHEN J. LURITO PHOTO]
                               STEPHEN J. LURITO
                               Managing Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1987

                                  [WATT PHOTO]
                                  RICHARD WATT
                               Managing Director

 - Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1995

 - Director and head of emerging-markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

           Job titles indicate position with the investment adviser.

                                 [ALEJOS PHOTO]
                                  EMILY ALEJOS
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Vice president and emerging-markets portfolio manager with Bankers Trust, 1993 to 1997

                                [GREGSON PHOTO]
                                  NEIL GREGSON
                             Director of CSAM U.K.

 - Associate Portfolio Manager, Emerging Markets Portfolio since November 2000

 - With CSAM U.K. since 2000

 - With Credit Suisse since 1991

                                [HRABCHAK PHOTO]
                               ROBERT B. HRABCHAK
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

 - Associate at Salomon Brothers, 1993 to 1995

                                 [LAFFAN PHOTO]
                               FEDERICO D. LAFFAN
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997

 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since 1998

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2001

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                  [KIDD PHOTO]
                                GREG NORTON-KIDD
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2001

 - With CSAM since August 1999

 - Senior Japanese equity salesman with the Flemings Group, 1990 to July 1999

                                [NIERMAN PHOTO]
                                 NANCY NIERMAN
                                    Director

 - Co-Portfolio Manager, International Equity Portfolio since October 2000

 - Manager of the International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1996

 - Analyst with Fiduciary Trust Company International, 1992 to 1996

                                   [OH PHOTO]
                                    SAMMY OH
                                    Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since March 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Vice president with Bessemer Trust, 1995 to 1996

 - Vice president with Forstmann-Leff, 1993 to 1995

                                 [CHUNG PHOTO]
                                CALVIN E. CHUNG
                                 Vice President

 - Associate Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since January 2000

 - Vice President and senior technology equity analyst at Eagle Asset Management, 1997 to 1999

 - Graduate student at the University of Chicago, 1995 to 1997

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                     Global Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The Global Post-Venture Capital Portfolio initially values its investments in private-equity portfolios at cost. After that, the Global Post-Venture Capital Portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     STATEMENTS AND REPORTS

   Each portfolio produces financial reports, which include among other things a list of their holdings, semiannually and updates this prospectus annually. The portfolios generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg, or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolios.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.

   Each portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:
     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolios' managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.
     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.
   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg
   Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261


                   [Credit Suisse Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRIUS-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 - INTERNATIONAL EQUITY PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          10
   Goal and Strategies......................................          11
   Portfolio Investments....................................          11
   Risk Factors.............................................          11
   Portfolio Management.....................................          11
   Investor Expenses........................................          11
   Financial Highlights.....................................          12
MORE ABOUT RISK...................... ......................          14
   Introduction.............................................          14
   Types of Investment Risk.................................          14
   Certain Investment Practices.............................          16
MEET THE MANAGERS..................... .....................          18
ABOUT YOUR ACCOUNT.................... .....................          20
   Share Valuation..........................................          20
   Statements and Reports...................................          20
   Distributions............................................          20
   Taxes....................................................          20
BUYING AND SELLING SHARES................. .................          21
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
INTERNATIONAL EQUITY PORTFOLIO           Long-term capital appreciation              - Invests in foreign equity securities
Risk factors:                                                                        - Diversifies its investments across
 Market risk                                                                         countries, including emerging markets
 Foreign securities                                                                  - Favors stocks with discounted
                                                                                     valuations, using a value-based, bottom-up
                                                                                       investment approach

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally
   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
INTERNATIONAL EQUITY PORTFOLIO
  Best quarter: 32.04% (Q4 99)      9.98%    -2.26%    5.35%    53.43%    -25.90%
  Worst quarter: -16.92% (Q3 98)
  Inception date: 6/30/95

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
INTERNATIONAL EQUITY PORTFOLIO                                -25.90%       5.19%           NA      6.04%     6/30/95
MSCI ALL COUNTRY WORLD EXCLUDING THE U.S. INDEX*              -15.04%       6.74%           NA      7.41%

* The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                   NONE
Deferred sales charge "load"                                       NONE
Sales charge "load" on reinvested distributions                    NONE
Redemption fees                                                    NONE
Exchange fees                                                      NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                    1.00%
Distribution and service (12b-1) fee                               NONE
Other expenses                                                     .31%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.31%

*Actual fees for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolio during 2000 but may be discontinued at any time:

              EXPENSES AFTER                          INTERNATIONAL
          WAIVERS, REIMBURSEMENTS                        EQUITY
                OR CREDITS                              PORTFOLIO
Management fee                                           1.00%
Distribution and service (12b-1) fee                      NONE
Other expenses                                            .29%
                                                          ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                1.29%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

           ONE YEAR                        THREE YEARS                      FIVE YEARS                        10 YEARS
             $133                             $415                             $718                            $1,579

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.00%
   All other expenses                                                    .29%
                                                                   ------------
     Total expenses                                                     1.29%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                             12/00         12/99         12/98         12/97        12/96(1)
PER-SHARE DATA
Net asset value, beginning of period                              $16.70        $10.99        $10.49        $11.48        $10.65
                                                              ----------    ----------    ----------    ----------    ----------
INVESTMENT ACTIVITIES:
Net investment income                                               0.10          0.08          0.08          0.10          0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                       (4.42)         5.78          0.48         (0.37)         1.06
                                                              ----------    ----------    ----------    ----------    ----------
 Total from investment activities                                  (4.32)         5.86          0.56         (0.27)         1.06
                                                              ----------    ----------    ----------    ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                               (0.08)        (0.08)        (0.05)        (0.01)        (0.06)
Dividends in excess of net investment income                        0.00         (0.07)         0.00          0.00         (0.10)
Distributions from net realized gains                              (1.56)         0.00         (0.01)         0.00         (0.06)
Distributions in excess of net realized gains                       0.00          0.00          0.00         (0.71)        (0.01)
Return of capital                                                  (0.01)         0.00          0.00          0.00          0.00
                                                              ----------    ----------    ----------    ----------    ----------
 Total dividends and distributions                                 (1.65)        (0.15)        (0.06)        (0.72)        (0.23)
                                                              ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                                    $10.73        $16.70        $10.99        $10.49        $11.48
                                                              ----------    ----------    ----------    ----------    ----------
Total return                                                      (25.90)%       53.43%         5.35%        (2.26)%        9.98%
                                                              ----------    ----------    ----------    ----------    ----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $473,249      $610,547      $360,124      $347,229      $298,218
 Ratio of expenses to average net assets(1)                         1.31%         1.33%         1.33%         1.36%         1.36%
 Ratio of net income to average net assets                           .57%          .63%          .68%          .66%          .64%
 Decrease reflected in above operating expense ratios due to
waivers/reimbursement                                                .00%          .00%          .00%          .00%          .04%
Portfolio turnover rate                                              112%          145%          105%           79%           31%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00%, for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                       This page intentionally left blank

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole.

Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                            LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                          30%
-------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                  [-]
-------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                           [-]
-------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                    [-]
-------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                            [-]
-------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.         [-]
-------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                              [ ]
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                       35%
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.              [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                     5%
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                          25%
-------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                         [-]
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                        [ ]
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                              15%
-------------------------------------------------------------------------

                    INVESTMENT PRACTICE                            LIMIT
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                           33 1/3%
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                 10%
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                       [ ]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                 [-]
-------------------------------------------------------------------------
SWAPS A contract between the portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, the portfolio may
use swaps to gain access to the performance of a benchmark
asset (such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                    [ ]
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                  [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                 10%
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                         20%
-------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                                [EDWARDS PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since July 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1995

 - Director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                [NIERMAN PHOTO]
                                 NANCY NIERMAN
                                    Director

 - Co-Portfolio Manager, International Equity Portfolio since October 2000.

 - Manager of the International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1996

 - Analyst with Fiduciary Trust Company International, 1992 to 1996

           Job titles indicate position with the investment adviser.

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                                       19

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

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                                       22

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio's managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]
                      P.O. Box 9030, Boston, MA 02205-9030
                          800-222-8977 www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRIEQ-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- INTERNATIONAL EQUITY PORTFOLIO

                 -- SMALL COMPANY GROWTH PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goals and Principal Strategies...........................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIOS IN DETAIL................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          10
INTERNATIONAL EQUITY PORTFOLIO.............. ...............          12
SMALL COMPANY GROWTH PORTFOLIO.............. ...............          14
MORE ABOUT RISK...................... ......................          16
   Introduction.............................................          16
   Types of Investment Risk.................................          16
   Certain Investment Practices.............................          18
MEET THE MANAGERS..................... .....................          20
ABOUT YOUR ACCOUNT.................... .....................          22
   Share Valuation..........................................          22
   Statements and Reports...................................          22
   Distributions............................................          22
   Taxes....................................................          22
BUYING AND SELLING SHARES................. .................          23
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                        GOAL                                   STRATEGIES
INTERNATIONAL EQUITY PORTFOLIO           Long-term capital appreciation  - Invests in foreign equity securities
Risk factors:                                                            - Diversifies its investments across countries,
 Market risk                                                               including emerging markets
 Foreign securities                                                      - Favors stocks with discounted valuations, using
                                                                           a value-based, bottom-up investment approach
SMALL COMPANY GROWTH PORTFOLIO           Capital growth                  - Invests in equity securities of small U.S.
Risk factors:                                                              companies
 Market risk                                                             - Using a growth investment style, may look for
 Start-up and other small companies                                        either developing or older companies in a growth
 Special-situation companies                                               stage or companies providing products or
 Non-diversified status                                                    services with a high unit-volume growth rate

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - for the International Equity Portfolio, want to diversify their investments internationally

 - for the Small Company Growth Portfolio, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - for the International Equity Portfolio, want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

Both portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

International Equity Portfolio

   A portfolio that invests outside the U.S. carries additional risks that include:

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES

Small Company Growth Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES

Small Company Growth Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS

Small Company Growth Portfolio

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
INTERNATIONAL EQUITY PORTFOLIO
  Best quarter: 32.04% (Q4 99)      9.98%    -2.26%    5.35%    53.43%    -25.90%
  Worst quarter: -16.92% (Q3 98)
  Inception date: 6/30/95

YEAR ENDED 12/31:                    1996      1997      1998      1999      2000
SMALL COMPANY GROWTH PORTFOLIO
  Best quarter: 52.93% (Q4 99)      13.91%    15.65%    -2.85%    69.08%    -18.11%
  Worst quarter: -22.70% (Q3 98)
  Inception date: 6/30/95

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   SIX YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000   1991-2000    FUND       DATE
INTERNATIONAL EQUITY PORTFOLIO                                -25.90%      5.19%           NA     6.04%     6/30/95
MSCI ALL COUNTRY WORLD EXCLUDING THE U.S. INDEX(1)            -15.04%      6.74%           NA     7.41%
SMALL COMPANY GROWTH PORTFOLIO                                -18.11%     12.12%           NA    15.54%     6/30/95
RUSSELL 2000 GROWTH INDEX(2)                                  -22.43%      7.15%           NA     8.86%

(1) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.

(2) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

                                                                                SMALL
                                                              INTERNATIONAL    COMPANY
                                                                 EQUITY        GROWTH
                                                                PORTFOLIO     PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                   NONE        NONE
Deferred sales charge "load"                                       NONE        NONE
Sales charge "load" on reinvested distributions                    NONE        NONE
Redemption fees                                                    NONE        NONE
Exchange fees                                                      NONE        NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                    1.00%          .90%
Distribution and service (12b-1) fee                               NONE          NONE
Other expenses                                                     .31%          .23%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.31%         1.13%

*Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursement or credits reduced expenses for the following portfolios during 2000 but may be discontinued at any time:

                                                               SMALL
EXPENSES AFTER                               INTERNATIONAL    COMPANY
WAIVER, REIMBURSEMENTS                          EQUITY        GROWTH
OR CREDITS                                     PORTFOLIO     PORTFOLIO
Management fee                                  1.00%          .90%
Distribution and service (12b-1) fee             NONE          NONE
Other expenses                                   .29%          .21%
                                                 ----          ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES       1.29%         1.11%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                              ONE YEAR               THREE YEARS               FIVE YEARS
 INTERNATIONAL EQUITY PORTFOLIO                 $133                     $415                     $718
 SMALL COMPANY GROWTH PORTFOLIO                 $115                     $359                     $622

                                               10 YEARS
 INTERNATIONAL EQUITY PORTFOLIO                 $1,579
 SMALL COMPANY GROWTH PORTFOLIO                 $1,375

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRM

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolios

 - Responsible for managing each portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.
     PORTFOLIO INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES

   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                       This page intentionally left blank

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGIES

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.00%
   All other expenses                                                    .29%
                                                                 ------------
     Total expenses                                                     1.29%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                             12/00        12/99         12/98         12/97         12/96
PER-SHARE DATA
Net asset value, beginning of period                              $16.70       $10.99        $10.49        $11.48        $10.65
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                               0.10         0.08          0.08          0.10          0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                       (4.42)        5.78          0.48         (0.37)         1.06
-------------------------------------------------------------------------------------------------------------------------------
 Total from investment activities                                  (4.32)        5.86          0.56         (0.27)         1.06
-------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                               (0.08)       (0.08)        (0.05)        (0.01)        (0.06)
Dividends in excess of net investment income                        0.00        (0.07)         0.00          0.00         (0.10)
Distributions from net realized gains                              (1.56)        0.00         (0.01)         0.00         (0.06)
Distributions in excess of realized gains                           0.00         0.00          0.00         (0.71)        (0.01)
Return of capital                                                  (0.01)        0.00          0.00          0.00          0.00
-------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                 (1.65)       (0.15)        (0.06)        (0.72)        (0.23)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $10.73       $16.70        $10.99        $10.49        $11.48
-------------------------------------------------------------------------------------------------------------------------------
Total return                                                      (25.90)%      53.43%         5.35%        (2.26)%        9.98%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $432,249     $610,547      $360,124      $347,229      $298,218
 Ratio of expenses to average net assets(1)                         1.31%        1.33%         1.33%         1.36%         1.36%
 Ratio of net income to average net assets                           .57%         .63%          .68%          .66%          .64%
 Decrease reflected in above operating expense ratios due to
waivers/reimbursement                                                .00%         .00%          .00%          .00%          .04%
Portfolio turnover rate                                              112%         145%          105%           79%           31%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00%, for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                         SMALL COMPANY GROWTH PORTFOLIO

     GOAL AND STRATEGIES

   The Small Company Growth Portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.
     PORTFOLIO INVESTMENTS

   This portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.
     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Stephen J. Lurito and Sammy Oh manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .21%
                                                                  -----------

     Total expenses                                                     1.11%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                     YEAR ENDED:                           12/00            12/99           12/98          12/97          12/96
PER-SHARE DATA
Net asset value, beginning of period                         $26.20           $16.01         $16.48         $14.25         $12.51
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment loss                                           (0.15)           (0.12)         (0.06)         (0.07)         (0.06)
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                  (4.60)           11.07          (0.41)          2.30           1.80
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment activities                            (4.75)           10.95          (0.47)          2.23           1.74
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains                         (4.06)           (0.76)          0.00           0.00           0.00
Distributions in excess of net realized gains                 (0.71)            0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (4.77)           (0.76)          0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $16.68           $26.20         $16.01         $16.48         $14.25
---------------------------------------------------------------------------------------------------------------------------------
Total return                                                 (18.11%)          69.08%         (2.85%)        15.65%         13.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                 $1,101,182       $1,272,542       $734,902       $666,394       $339,398
  Ratio of expenses to average net assets(1)                   1.13%            1.15%          1.14%          1.15%          1.16%
  Ratio of net loss to average net assets                      (.57%)           (.72%)         (.51%)         (.56%)         (.66%)
  Decrease reflected in above operating expense ratio
    due to waivers/reimbursements                               .00%             .00%           .00%           .00%           .01%
Portfolio turnover rate                                          85%             122%            66%            92%           102%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.11%, 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   Each portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in a portfolio may conflict. The Board of Trustees will monitor the portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in one or all portfolios, which may cause a portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of a portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                                                                                          SMALL
                                                                        INTERNATIONAL    COMPANY
                                                                           EQUITY         GROWTH
                                                                          PORTFOLIO     PORTFOLIO
 INVESTMENT PRACTICE                                                              LIMIT

BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                                   30%           30%
--------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                           [-]            --
--------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure valuation
risks.(1)                                                                    [-]           [ ]
--------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                             [-]           [ ]
--------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                                     [-]           [-]
--------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.                  [-]           10%
--------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                                       [ ]           [ ]
--------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                                35%           20%
--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                       [ ]           [ ]
--------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                             5%             5%
--------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                                   25%           25%
--------------------------------------------------------------------------------------------------

                                                                       gray bars

                    INVESTMENT PRACTICE                                    LIMIT
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                             [-]     [ ]
-------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                            [ ]     [ ]
-------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                                  15%     15%
-------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                33 1/3  33 1/3
-------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                     10%     10%
-------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                                  [ ]     [-]
-------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                     [-]     [-]
-------------------------------------------------------------------------------------
SWAPS A contract between a portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, a portfolio may use swaps to gain access to the performance of a benchmark asset
(such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                        [ ]      --
-------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                                      [ ]     [ ]
-------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                     10%     10%
-------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                             20%     20%
-------------------------------------------------------------------------------------

(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since July 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1995

 - Director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                           [STEPHEN J. LURITO PHOTO]
                               STEPHEN J. LURITO
                               Managing Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1987

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                [NIERMAN PHOTO]
                                 NANCY NIERMAN
                                    Director

 - Co-Portfolio Manager, International Equity Portfolio since October, 2000

 - Manager of the International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1996

 - Analyst with Fiduciary Trust Company International, 1992 to 1996

                                   [OH PHOTO]

                                    SAMMY OH
                                    Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since March 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Vice president with Bessemer Trust, 1995 to 1996

 - Vice president with Forstmann-Leff, 1993 to 1995

           Job titles indicate position with the investment adviser.

                       This page left intentionally blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   Each portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates this prospectus annually. The portfolios generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolios may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one more person in the household has an account with a portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolios.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.

   Each portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION


   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolios' managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261



                   [Credit Suisse Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRIAS-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                ----------------- INTERNATIONAL EQUITY PORTFOLIO

                ----------------- GLOBAL POST-VENTURE CAPITAL PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goals and Principal Strategies...........................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIOS IN DETAIL................. ..................          10
   The Management Firms.....................................          10
   Portfolio Information Key................................          11
INTERNATIONAL EQUITY PORTFOLIO.............. ...............          12
GLOBAL POST-VENTURE CAPITAL PORTFOLIO........... ...........          14
MORE ABOUT RISK...................... ......................          16
   Introduction.............................................          16
   Types of Investment Risk.................................          16
   Certain Investment Practices.............................          18
MEET THE MANAGERS..................... .....................          20
ABOUT YOUR ACCOUNT.................... .....................          22
   Share Valuation..........................................          22
   Statements and Reports...................................          22
   Distributions............................................          22
   Taxes....................................................          22
BUYING AND SELLING SHARES................. .................          23
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
INTERNATIONAL EQUITY PORTFOLIO           Long-term capital appreciation              - Invests in foreign equity securities
Risk factors:                                                                        - Diversifies its investments across
 Market risk                                                                         countries, including emerging markets
 Foreign securities                                                                  - Favors stocks with discounted
                                                                                     valuations, using a value-based, bottom-up
                                                                                       investment approach
GLOBAL POST-VENTURE CAPITAL PORTFOLIO    Long-term growth of capital                 - Invests primarily in equity securities
Risk factors:                                                                        of U.S. and foreign companies considered
 Market risk                                                                           to be in their post-venture-capital
 Foreign securities                                                                    stage of development
Start-up and other small companies                                                   - May invest in companies of any size
Special-situation companies                                                          - Takes a growth investment approach to
                                                                                       identifying attractive
                                                                                       post-venture-capital investments

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally

 - for the Global Post-Venture Capital Portfolio, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
Both portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
Both portfolios

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES
Global Post-Venture Capital Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Global Post-Venture Capital Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [Bar Chart]

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
INTERNATIONAL EQUITY PORTFOLIO
  Best quarter: 32.04% (Q4 99)      9.98%    -2.26%    5.35%    53.43%    -25.90%
  Worst quarter: -16.92% (Q3 98)
  Inception date: 6/30/95

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
GLOBAL POST-VENTURE
CAPITAL PORTFOLIO*
  Best quarter: 51.65% (Q4 99)               13.34%    6.87%    62.94%    -18.94%
  Worst quarter: -27.99% (Q4 00)
  Inception date: 9/30/96

* Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
INTERNATIONAL EQUITY PORTFOLIO                                -25.90%       5.19%           NA      6.04%     6/30/95
MSCI ALL COUNTRY WORLD EXCLUDING THE U.S. INDEX(1)            -15.04%       6.74%           NA      7.41%
GLOBAL POST-VENTURE CAPITAL PORTFOLIO(2)                      -18.94%          NA           NA     11.03%     9/30/96
RUSSELL 2000 GROWTH INDEX(3)                                  -22.43%          NA           NA      8.86%
RUSSELL 2500 GROWTH INDEX(4)                                  -16.09%          NA           NA     13.31%
NASDAQ INDUSTRIALS INDEX(5)                                   -33.77%          NA           NA      7.11%

(1) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.

(2) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(3) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(4) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

                                                                               GLOBAL POST-
                                                              INTERNATIONAL      VENTURE
                                                                 EQUITY          CAPITAL
                                                                PORTFOLIO       PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                   NONE            NONE
Deferred sales charge "load"                                       NONE            NONE
Sales charge "load" on reinvested distributions                    NONE            NONE
Redemption fees                                                    NONE            NONE
Exchange fees                                                      NONE            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                    1.00%           1.25%
Distribution and service (12b-1) fee                               NONE            NONE
Other expenses                                                     .31%            .28%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.31%           1.53%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the following portfolio during 2000 but may be discontinued at any time:

              EXPENSES AFTER                          INTERNATIONAL           GLOBAL POST-VENTURE
          WAIVERS, REIMBURSEMENTS                        EQUITY                     CAPITAL
                OR CREDITS                              PORTFOLIO                  PORTFOLIO
Management fee                                           1.00%                      1.14%
Distribution and service (12b-1) fee                      NONE                       NONE
Other expenses                                             .29                       .26%
                                                          ----                       ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                1.29%                      1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                           ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
INTERNATIONAL EQUITY PORTFOLIO               $133            $415           $718         $1,579
GLOBAL POST-VENTURE CAPITAL PORTFOLIO        $156            $483           $834         $1,824

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 LEXINGTON AVENUE
NEW YORK, NY 10017

 - Investment adviser for the portfolios

 - Responsible for managing each portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

ABBOTT CAPITAL MANAGEMENT, LLC

50 ROWES WHARF, SUITE 240
BOSTON, MA 02110-3328
 - Sub-investment adviser for the Global Post-Venture Capital Portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $5.5 billion in assets

     PORTFOLIO INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment adviser with respect to the Global Post-Venture Capital Portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGIES

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.00%
   All other expenses                                                    .29%
                                                                       ------
     Total expenses                                                     1.29%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                             12/00         12/99         12/98         12/97         12/96
PER-SHARE DATA
Net asset value, beginning of period                              $16.70        $10.99        $10.49        $11.48        $10.65
================================================================================================================================
INVESTMENT ACTIVITIES:
Net investment income                                               0.10          0.08          0.08          0.10          0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                       (4.42)         5.78          0.48         (0.37)         1.06
================================================================================================================================
 Total from investment activities                                  (4.32)         5.86          0.56         (0.27)         1.06
================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                               (0.08)        (0.08)        (0.05)        (0.01)        (0.06)
Dividends in excess of net investment income                        0.00         (0.07)         0.00          0.00         (0.10)
Distributions from net realized gains                              (1.56)         0.00         (0.01)         0.00         (0.06)
Distributions in excess of net realized gains                       0.00          0.00          0.00         (0.71)        (0.01)
Return of capital                                                  (0.01)         0.00          0.00          0.00          0.00
================================================================================================================================
 Total dividends and distributions                                 (1.65)        (0.15)        (0.06)        (0.72)        (0.23)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $10.73        $16.70        $10.99        $10.49        $11.48
================================================================================================================================
Total return                                                      (25.90)%       53.43%         5.35%        (2.26)%        9.98%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $473,249      $610,547      $360,124      $347,229      $298,218
 Ratio of expenses to average net assets(1)                         1.31%         1.33%         1.33%         1.36%         1.36%
 Ratio of net income to average net assets                           .57%          .63%          .68%          .66%          .64%
 Decrease reflected in above operating expense ratios due to
 waivers/reimbursement                                               .00%          .00%          .00%          .00%          .04%
Portfolio turnover rate                                              112%          145%          105%           79%           31%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00%, for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

     GOAL AND STRATEGIES

   The Global Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size. The portfolio may invest without limit in foreign securities and will invest in at least three countries, including the U.S.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - start-up and other small companies

 - special-situation companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride, Federico D. Laffan and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.14%
   All other expenses                                                    .26%
                                                                       ------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       YEAR ENDED:                            12/00          12/99          12/98         12/97        12/96(1)
PER-SHARE DATA
Net asset value, beginning of period                           $19.26         $11.82        $11.06         $9.76         $10.00
=================================================================================================================================
INVESTMENT ACTIVITIES:
Net investment loss                                             (0.09)         (0.08)        (0.04)        (0.08)          0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                    (3.56)          7.52          0.80          1.38          (0.24)
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment activities                              (3.65)          7.44          0.76          1.30          (0.24)
=================================================================================================================================
LESS DISTRIBUTIONS:
Distributions from net realized gains                           (1.17)          0.00          0.00          0.00           0.00
Distributions in excess of net realized gains                   (0.82)          0.00          0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                           (1.99)          0.00          0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $13.62         $19.26        $11.82        $11.06          $9.76
=================================================================================================================================
Total return                                                   (18.94%)        62.94%         6.87%        13.34%         (2.40%)(2)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $168,034       $151,784       $62,055       $30,520        $12,400
  Ratio of expenses to average net assets(4)                     1.42%          1.41%         1.40%         1.40%          1.41%(3)
  Ratio of net income (loss) to average net assets               (.75%)         (.87%)        (.83%)        (.75%)          .80%(3)
  Decrease reflected in above operating expense ratio due
    to waivers/reimbursements                                     .11%           .18%          .30%          .18%          4.16%(3)
Portfolio turnover rate                                            69%            44%           73%          238%             7%

(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   Each portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in a portfolio may conflict. The Board of Trustees will monitor the portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in one or all portfolios, which may cause a portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of a portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                                                                                         GLOBAL
                                                                        INTERNATIONAL    POST-
                                                                           EQUITY       VENTURE
                                                                          PORTFOLIO     CAPITAL
                                                                                       PORTFOLIO
 INVESTMENT PRACTICE                                                             LIMIT

BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                                   30%          30%
-------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                           [-]          [ ]
-------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                                    [-]          [-]
-------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                             [-]          [ ]
-------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                                     [-]          [-]
-------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.                  [-]          [-]
-------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                                       [ ]          [ ]
-------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                                35%          20%
-------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                       [ ]          [ ]
-------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                             5%            5%
-------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                                   25%          25%
-------------------------------------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                             --           10%
-------------------------------------------------------------------------------------------------

                                                                                         GLOBAL
                                                                        INTERNATIONAL    POST-
                                                                           EQUITY       VENTURE
                                                                          PORTFOLIO     CAPITAL
                                                                                       PORTFOLIO
 INVESTMENT PRACTICE                                                             LIMIT

PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                                  [-]          [ ]
-------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                                 [ ]          [ ]
-------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                                       15%          15%
-------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                   33 1/3%      33 1/3%
-------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                              --           10%
-------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                          10%          10%
-------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                                       [ ]          [-]
-------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                          [-]          [-]
-------------------------------------------------------------------------------------------------
SWAPS A contract between a portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, a portfolio may use swaps to gain access to the performance of a benchmark asset
(such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                             [ ]           --
-------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                                           [ ]          [ ]
-------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                          10%          10%
-------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                                  20%          20%
-------------------------------------------------------------------------------------------------

(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]
                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1978

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since July 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1995

 - Director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                                [MCBRIDE PHOTO]

                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since April 1998

 - Co-Portfolio Manager, Global Post Venture Capital Portfolio since February
  2001

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                 [LAFFAN PHOTO]
                               FEDERICO D. LAFFAN
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997

 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                [NIERMAN PHOTO]
                                 NANCY NIERMAN
                                    Director

 - Co-Portfolio Manager, International Equity Portfolio since October 2000

 - Manager of the International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1996

 - Analyst with Fiduciary Trust Company International, 1992 to 1996

                                  [KIDD PHOTO]

                                GREG NORTON-KIDD
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2001

 - With CSAM since August 1999

 - Senior Japanese equity salesman with the Flemings Group, 1990 to July 1999

           Job titles indicate position with the investment adviser.

                                 [CHUNG PHOTO]

                                CALVIN E. CHUNG
                                 Vice President

 - Associate Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since January 2000

 - Vice President and senior technology equity analyst at Eagle Asset Management, 1997 to 1999

 - Graduate student at the University of Chicago, 1995 to 1997

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                     Global Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The Global Post-Venture Capital Portfolio initially values its investments in private-equity portfolios at cost. After that, the Global Post-Venture Capital Portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     STATEMENTS AND REPORTS

   Each portfolio produces financial reports which include among other things a list of its holdings, semiannually and updates this prospectus annually. The portfolios generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolios may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.

   Each portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION


   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolios' managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [Credit Suisse Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGLT-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- INTERNATIONAL EQUITY PORTFOLIO

                 -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO

                 -- SMALL COMPANY GROWTH PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goals and Principal Strategies...........................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIOS IN DETAIL................. ..................          10
   The Management Firms.....................................          10
   Portfolio Information Key................................          11
INTERNATIONAL EQUITY PORTFOLIO.............. ...............          12
GLOBAL POST-VENTURE CAPITAL PORTFOLIO........... ...........          14
SMALL COMPANY GROWTH PORTFOLIO.............. ...............          16
MORE ABOUT RISK...................... ......................          18
   Introduction.............................................          18
   Types of Investment Risk.................................          18
   Certain Investment Practices.............................          20
MEET THE MANAGERS..................... .....................          22
ABOUT YOUR ACCOUNT.................... .....................          24
   Share Valuation..........................................          24
   Statements and Reports...................................          24
   Distributions............................................          24
   Taxes....................................................          24
BUYING AND SELLING SHARES................. .................          25
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
INTERNATIONAL EQUITY PORTFOLIO           Long-term capital appreciation              - Invests in foreign equity securities
Risk factors:                                                                        - Diversifies its investments across
 Market risk                                                                         countries, including emerging markets
 Foreign securities                                                                  - Favors stocks with discounted
                                                                                     valuations, using a value-based, bottom-up
                                                                                       investment approach
GLOBAL POST-VENTURE CAPITAL PORTFOLIO    Long-term growth of capital                 - Invests primarily in equity securities
Risk factors:                                                                        of U.S. and foreign companies considered
 Market risk                                                                           to be in their post-venture-capital
 Foreign securities                                                                    stage of development
Start-up and other small companies                                                   - May invest in companies of any size
Special-situation companies                                                          - Takes a growth investment approach to
                                                                                       identifying attractive
                                                                                       post-venture-capital investments
SMALL COMPANY GROWTH PORTFOLIO           Capital growth                              - Invests in equity securities of small
Risk factors:                                                                        U.S. companies
 Market risk                                                                         - Using a growth investment style, may
Start-up and other small companies                                                   look for either developing or older
Special-situation companies                                                          companies in a growth stage or companies
Non-diversified status                                                               providing products or services with a high
                                                                                     unit-volume growth rate

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - for the International Equity and Global Post-Venture Capital portfolios, want to diversify their investments internationally

 - for the Global Post-Venture Capital and Small Company Growth portfolios, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - for the International Equity and Global Post-Venture Capital portfolios, want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
All portfolios (except Small Company Growth Portfolio)

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES
Global Post-Venture Capital Portfolio,
Small Company Growth Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Global Post-Venture Capital Portfolio,
Small Company Growth Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS
Small Company Growth Portfolio

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHARTS]

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
INTERNATIONAL EQUITY PORTFOLIO
  Best quarter: 32.04% (Q4 99)      9.98%    -2.26%    5.35%    53.43%    -25.90%
  Worst quarter: -16.92% (Q3 98)
  Inception date: 6/30/95

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
GLOBAL POST-VENTURE
CAPITAL PORTFOLIO*
  Best quarter: 51.65% (Q4 99)               13.34%    6.87%    62.94%    -18.94%
  Worst quarter: -27.99% (Q4 00)
  Inception date: 9/30/96

YEAR ENDED 12/31:                   1996      1997     1998      1999      2000
SMALL COMPANY
GROWTH PORTFOLIO
  Best quarter: 52.93% (Q4 99)      13.91%   15.65%    -2.85%   69.08%    -18.11%
  Worst quarter: -22.70% (Q3 98)
  Inception date: 6/30/95

*Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
INTERNATIONAL EQUITY PORTFOLIO                                -25.90%       5.19%           NA      6.04%     6/30/95
MSCI ALL COUNTRY WORLD EXCLUDING THE U.S. INDEX(1)            -15.04%       6.74%           NA      7.41%
GLOBAL POST-VENTURE CAPITAL PORTFOLIO(2)                      -18.94%          NA           NA     11.03%     9/30/96
RUSSELL 2000 GROWTH INDEX(3)                                  -22.43%          NA           NA      8.86%
RUSSELL 2500 GROWTH INDEX(4)                                  -16.09%          NA           NA     13.31%
NASDAQ INDUSTRIALS INDEX(5)                                   -33.77%          NA           NA      7.11%
SMALL COMPANY GROWTH PORTFOLIO                                -18.11%      12.12%           NA     15.54%     6/30/95
RUSSELL 2000 GROWTH INDEX(3)                                  -22.43%       7.15%           NA      8.86%

(1) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.

(2) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(3) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(4) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

                                                                                 GLOBAL        SMALL
                                                              INTERNATIONAL   POST-VENTURE    COMPANY
                                                                 EQUITY         CAPITAL       GROWTH
                                                                PORTFOLIO      PORTFOLIO     PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                NONE            NONE          NONE
Deferred sales charge "load"                                    NONE            NONE          NONE
Sales charge "load" on reinvested distributions                    NONE         NONE          NONE
Redemption fees                                                    NONE         NONE          NONE
Exchange fees                                                      NONE         NONE          NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                    1.00%          1.25%          .90%
Distribution and service (12b-1) fee                               NONE           NONE          NONE
Other expenses                                                     .31%           .28%          .23%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                        1.31%          1.53%         1.13%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the following portfolio during 2000 but may be discontinued at any time:

                                                                GLOBAL        SMALL
              EXPENSES AFTER                 INTERNATIONAL   POST-VENTURE    COMPANY
          WAIVERS, REIMBURSEMENTS               EQUITY         CAPITAL       GROWTH
                OR CREDITS                     PORTFOLIO      PORTFOLIO     PORTFOLIO
Management fee                                  1.00%           1.14%         .90%
Distribution and service (12b-1) fee             NONE            NONE         NONE
Other expenses                                   .29%            .26%         .21%
                                                 ----            ----         ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES       1.29%           1.40%        1.11%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                           ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
INTERNATIONAL EQUITY PORTFOLIO               $133            $415           $718         $1,579
GLOBAL POST-VENTURE CAPITAL PORTFOLIO        $156            $483           $834         $1,824
SMALL COMPANY GROWTH PORTFOLIO               $115            $359           $622         $1,375

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRMS

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolios

 - Responsible for managing each portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

   ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 - Sub-investment adviser for the Global Post-Venture Capital Portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $5.5 billion in assets

     PORTFOLIO INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment adviser with respect to the Global Post-Venture Capital portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGIES

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.00%
   All other expenses                                                    .29%
                                                                 ------------
     Total expenses                                                     1.29%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                            12/00       12/99         12/98         12/97         12/96
PER-SHARE DATA
Net asset value, beginning of period                            $16.70       $10.99        $10.49        $11.48        $10.65
                                                              ========   ==========    ==========    ==========    ==========
INVESTMENT ACTIVITIES:
Net investment income                                             0.10         0.08          0.08          0.10          0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                     (4.42)        5.78          0.48         (0.37)         1.06
                                                              ========   ==========    ==========    ==========    ==========
 Total from investment activities                                (4.32)        5.86          0.56         (0.27)         1.06
                                                              ========   ==========    ==========    ==========    ==========
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                             (0.08)       (0.08)        (0.05)        (0.01)        (0.06)
Dividends in excess of net investment income                      0.00        (0.07)         0.00          0.00         (0.10)
Distributions from net realized gains                            (1.56)        0.00         (0.01)         0.00         (0.06)
Distributions in excess of realized gains                         0.00         0.00          0.00         (0.71)        (0.01)
Return of capital                                                (0.01)        0.00          0.00          0.00          0.00
                                                              ========   ==========    ==========    ==========    ==========
 Total dividends and distributions                               (1.65)       (0.15)        (0.06)        (0.72)        (0.23)
                                                              ========   ==========    ==========    ==========    ==========
NET ASSET VALUE, END OF PERIOD                                  $10.73       $16.70        $10.99        $10.49        $11.48
                                                              ========   ==========    ==========    ==========    ==========
Total return                                                    (25.90%)      53.43%         5.35%        (2.26)%        9.98%
                                                              ========   ==========    ==========    ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $473,249     $610,547      $360,124      $347,229      $298,218
 Ratio of expenses to average net assets(1)                       1.31%        1.33%         1.33%         1.36%         1.36%
 Ratio of net income to average net assets                         .57%         .63%          .68%          .66%          .64%
 Decrease reflected in above operating expense ratios due to
waivers/reimbursement                                              .00%         .00%          .00%          .00%          .04%
Portfolio turnover rate                                            112%         145%          105%           79%           31%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00%, for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

     GOAL AND STRATEGIES

   The Global Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size. The portfolio may invest without limit in foreign securities and will invest in at least three countries, including the U.S.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - start-up and other small companies

 - special-situation companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride, Federico D. Laffan and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.14%
   All other expenses                                                    .26%
                                                                 ------------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                      YEAR ENDED:                          12/00          12/99          12/98         12/97         12/96(1)
PER-SHARE DATA
Net asset value, beginning of period                        $19.26         $11.82        $11.06         $9.76        $10.00
INVESTMENT ACTIVITIES:
Net investment loss                                          (0.09)         (0.08)        (0.04)        (0.08)         0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                 (3.56)          7.52          0.80          1.38         (0.24)
  Total from investment activities                           (3.65)          7.44          0.76          1.30         (0.24)
LESS DISTRIBUTIONS:
Distributions from net realized gains                        (1.17)          0.00          0.00          0.00          0.00
Distributions in excess of net realized gains                (0.82)          0.00          0.00          0.00          0.00
  Total distributions                                        (1.99)          0.00          0.00          0.00          0.00
NET ASSET VALUE, END OF PERIOD                              $13.62         $19.26        $11.82        $11.06         $9.76
Total return                                                (18.94%)        62.94%         6.87%        13.34%        (2.40%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $168,034       $151,784       $62,055       $30,520       $12,400
  Ratio of expenses to average net assets(4)                  1.42%          1.41%         1.40%         1.40%         1.41%(3)
  Ratio of net income (loss) to average net assets            (.75%)         (.87%)        (.83%)        (.75%)         .80%(3)
  Decrease reflected in above operating expense ratio
    due to waivers/reimbursements                              .11%           .18%          .30%          .18%         4.16%(3)
Portfolio turnover rate                                         69%            44%           73%          238%            7%

(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                         SMALL COMPANY GROWTH PORTFOLIO

     GOAL AND STRATEGIES

   The Small Company Growth Portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.
     PORTFOLIO INVESTMENTS

   This portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.
     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Stephen J. Lurito and Sammy Oh manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .21%
                                                                  -----------

     Total expenses                                                     1.11%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                     YEAR ENDED:                           12/00            12/99           12/98          12/97          12/96
PER-SHARE DATA
Net asset value, beginning of period                         $26.20           $16.01         $16.48         $14.25         $12.51
                                                         ==========       ==========       ========       ========       ========
INVESTMENT ACTIVITIES:
Net investment loss                                           (0.15)           (0.12)         (0.06)         (0.07)         (0.06)
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                  (4.60)           11.07          (0.41)          2.30           1.80
                                                         ----------       ----------       --------       --------       --------
  Total from investment activities                            (4.75)           10.95          (0.47)          2.23           1.74
                                                         ----------       ----------       --------       --------       --------
LESS DISTRIBUTIONS:
Distributions from net realized gains                         (4.06)           (0.76)          0.00           0.00           0.00
Distributions in excess of net realized gains                 (0.71)            0.00           0.00           0.00           0.00
                                                         ----------       ----------       --------       --------       --------
  Total distributions                                         (4.77)           (0.76)          0.00           0.00           0.00
                                                         ----------       ----------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                               $16.68           $26.20         $16.01         $16.48         $14.25
                                                         ----------       ----------       --------       --------       --------
Total return                                                 (18.11%)          69.08%         (2.85%)        15.65%         13.91%
                                                         ----------       ----------       --------       --------       --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                 $1,101,182       $1,272,542       $734,902       $666,394       $339,398
  Ratio of expenses to average net assets(1)                   1.13%            1.15%          1.14%          1.15%          1.16%
  Ratio of net loss to average net assets                      (.57%)           (.72%)         (.51%)         (.56%)         (.66%)
  Decrease reflected in above operating expense ratio
    due to waivers/reimbursements                               .00%             .00%           .00%           .00%           .01%
Portfolio turnover rate                                          85%             122%            66%            92%           102%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.11%, 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   Each Portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in a portfolio may conflict. The Board of Trustees will monitor the portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in one or all portfolios, which may cause a portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of a portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                                                                                           GLOBAL
                                                                                            POST-            SMALL
                                                                        INTERNATIONAL      VENTURE          COMPANY
                                                                           EQUITY          CAPITAL          GROWTH
                                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                       ------------------------------------------------
                    INVESTMENT PRACTICE                                                     LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                                   30%             30%              30%
-----------------------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                           [-]             [ ]              --
-----------------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                                    [-]             [-]              [ ]
-----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                             [-]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                                     [-]             [-]              [-]
-----------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.                  [-]             [-]              10%
-----------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                                       [ ]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                                35%             20%              20%
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                       [ ]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                             5%              5%               5%
-----------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                                   25%             25%              25%
-----------------------------------------------------------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                             --              10%              --
-----------------------------------------------------------------------------------------------------------------------

                                                                                           GLOBAL
                                                                                            POST-            SMALL
                                                                        INTERNATIONAL      VENTURE          COMPANY
                                                                           EQUITY          CAPITAL          GROWTH
                                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                       ------------------------------------------------
                    INVESTMENT PRACTICE                                                     LIMIT
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                                  [-]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                                 [ ]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                                       15%             15%              15%
-----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.
                                                                           33-1/3%        33- 1/3%         33- 1/3%
-----------------------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                              --              10%              --
-----------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                          10%             10%              10%
-----------------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                                       [ ]             [-]              [-]
-----------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                          [-]             [-]              [-]
-----------------------------------------------------------------------------------------------------------------------
SWAPS A contract between a portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, a portfolio may use swaps to gain access to the performance of a benchmark asset
(such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                             [ ]             --               --
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                                           [ ]             [ ]              [ ]
-----------------------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                          10%             10%              10%
-----------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                                  20%             20%              20%
-----------------------------------------------------------------------------------------------------------------------

(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]
                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1978

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since July 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1995

 - Director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                           [STEPHEN J. LURITO PHOTO]
                               STEPHEN J. LURITO
                               Managing Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1987

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, International Equity Portfolio since 1998

 - Co-Portfolio Manager, Global Post Venture Capital Portfolio since February
  2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                 [LAFFAN PHOTO]
                               FEDERICO D. LAFFAN
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997

 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                [NIERMAN PHOTO]
                                 NANCY NIERMAN
                                    Director

 - Co-Portfolio Manager, International Equity Portfolio since October 2000

 - Manager of International Equity Portfolio since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1996

 - Analyst with Fiduciary Trust Company International, 1992 to 1996

           Job titles indicate position with the investment adviser.

                                  [KIDD PHOTO]

                                GREG NORTON-KIDD
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2000

 - With CSAM since August 1999

 - Senior Japanese equity salesman with the Flemings Group, 1990 to July 1999

                                   [OH PHOTO]
                                    SAMMY OH
                                    Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since March 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Vice president with Bessemer Trust, 1995 to 1996

 - Vice president with Forstmann-Leff, 1993 to 1995

                                [TO COME PHOTO]
                                CALVIN E. CHUNG
                                 Vice President

 - Associate Portfolio Manager Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since January 2000

 - Vice President and senior technology equity analyst at Eagle Asset Management, 1997 to 1999

 - Graduate student at the University of Chicago, 1995 to 1997

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                     Global Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The Global Post-Venture Capital Portfolio initially values its investments in private-equity portfolios at cost. After that, the Global Post-Venture Capital Portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     STATEMENTS AND REPORTS

   Each portfolio produces financial reports, which include among other things a list of its holdings, semiannually and updates this prospectus annually. The portfolios generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolios may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with a portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolios.

     TAXES

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.

   Each portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolios' managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [Credit Suisse Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                         800-222-8977 - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRIPS-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firms.....................................          10
   Portfolio Information Key................................          11
   Goal and Strategies......................................          12
   Portfolio Investments....................................          12
   Risk Factors.............................................          12
   Portfolio Management.....................................          12
   Investor Expenses........................................          12
   Financial Highlights.....................................          13
MORE ABOUT RISK...................... ......................          14
   Introduction.............................................          14
   Types of Investment Risk.................................          14
   Certain Investment Practices.............................          16
MEET THE MANAGERS..................... .....................          18
ABOUT YOUR ACCOUNT.................... .....................          19
   Share Valuation..........................................          19
   Statements and Reports...................................          19
   Distributions............................................          19
   Taxes....................................................          19
BUYING AND SELLING SHARES................. .................          20
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                      STRATEGIES
GLOBAL POST-VENTURE CAPITAL PORTFOLIO    Long-term growth of capital                 - Invests primarily in equity securities of
Risk factors:                                                                          U.S. and foreign companies considered to be
 Market risk                                                                           in their post-venture-capital stage of
 Foreign securities                                                                    development
 Start-up and other small companies                                                  - May invest in companies of any size
 Special-situation companies                                                         - Takes a growth investment approach to
                                                                                       identifying attractive post-venture-capital
                                                                                       investments

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - want to diversify their investments internationally

 - are investing for growth or capital appreciation

 - want to diversify their investments with more aggressive stock funds IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index and other indexes. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                    1997     1998      1999      2000
GLOBAL POST VENTURE
CAPITAL PORTFOLIO*
  Best quarter: 51.65% (Q4 99)      13.34%    6.87%    62.94%    -18.94%
  Worst quarter: -27.99% (Q4 00)
  Inception date: 9/30/96

* Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
GLOBAL POST-VENTURE CAPITAL PORTFOLIO(1)                      -18.94%          NA           NA     11.03%     9/30/96
RUSSELL 2000 GROWTH INDEX(2)                                  -22.43%          NA           NA      8.86%
RUSSELL 2500 GROWTH INDEX(3)                                  -16.09%          NA           NA     13.31%
NASDAQ INDUSTRIALS INDEX(4)                                   -33.77%          NA           NA      7.11%

(1) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(2) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(3) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                NONE
Deferred sales charge "load"                                    NONE
Sales charge "load" on reinvested distributions                 NONE
Redemption fees                                                 NONE
Exchange fees                                                   NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                   1.25%
Distribution and service (12b-1) fee                              NONE
Other expenses                                                    .28%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                       1.53%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolio during 2000 but may be discontinued at any time:

              EXPENSES AFTER
                 WAIVERS,
              REIMBURSEMENTS
                OR CREDITS
Management fee                                        1.14%
Distribution and service (12b-1) fee                  NONE
Other expenses                                        .26%
                                                      ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                              ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
GLOBAL POST-VENTURE CAPITAL PORTFOLIO           $156            $483           $834         $1,824

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRMS

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

   ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 - Sub-investment adviser for the portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $5.5 billion in assets

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment adviser of the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size. The portfolio may invest without limit in foreign securities and will invest in at least three countries, including the U.S.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - start-up and other small companies

 - special-situation companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride, Federico D. Laffan and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.14%

   All other expenses                                                    .26%
                                                                        -----
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                            12/00          12/99          12/98         12/97         12/96(1)
PER-SHARE DATA
Net asset value, beginning of period                            $19.26         $11.82        $11.06         $9.76        $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment loss                                              (0.09)         (0.08)        (0.04)        (0.08)         0.00
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                     (3.56)          7.52          0.80          1.38         (0.24)
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment activities                               (3.65)          7.44          0.76          1.30         (0.24)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains                            (1.17)          0.00          0.00          0.00          0.00
Distributions in excess of net realized gains                    (0.82)          0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (1.99)          0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $13.62         $19.26        $11.82        $11.06         $9.76
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                    (18.94%)        62.94%         6.87%        13.34%        (2.40%)(2)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $168,034       $151,784       $62,055       $30,520       $12,400
  Ratio of expenses to average net assets(4)                      1.42%          1.41%         1.40%         1.40%         1.41%(3)
  Ratio of net income (loss) to average net assets                (.75%)         (.87%)        (.83%)        (.75%)         .80%(3)
  Decrease reflected in above operating expense ratio due to
    waivers/reimbursements                                         .11%           .18%          .30%          .18%         4.16%(3)
Portfolio turnover rate                                             69%            44%           73%          238%            7%

(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The Portfolio offers its shares to (i) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                       LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%
--------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                             [ ]
--------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                      [-]
--------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                               [ ]
--------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                       [-]
--------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.    [-]
--------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                         [ ]
--------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  20%
--------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [ ]
--------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                5%
--------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                     25%
--------------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
[-]companies in the venture-capital or post-venture-capital
stages of development
[-]companies engaged in special situations or changes in
corporate control, including buyouts
Information, liquidity, market, valuation risks.               10%
--------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or
control.(1) Access, currency, information, liquidity,
operational, political, valuation risks.                       [ ]
--------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                   [ ]
--------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         15%
--------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%
--------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                10%
--------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            10%
--------------------------------------------------------------------------

                    INVESTMENT PRACTICE                       LIMIT
 INVESTMENT PRACTICE                                          LIMIT
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                  [-]
--------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [-]
--------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                             [ ]
--------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%
--------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
--------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]
                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1978

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, Global Post Venture Capital Portfolio since February
  2001

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                 [LAFFAN PHOTO]

                               FEDERICO D. LAFFAN
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997

 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                  [KIDD PHOTO]
                                GREG NORTON-KIDD
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2001

 - With CSAM since August 1999

 - Senior Japanese equity salesman with the Flemings Group, 1990 to July 1999

                                 [CHUNG PHOTO]

                                CALVIN E. CHUNG
                                 Vice President

 - Associate Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since January 2000

 - Vice President and senior technology equity analyst at Eagle Asset Management, 1997 to 1999

 - Graduate student at the University of Chicago, 1995 to 1997

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                     Global Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The portfolio initially values its investments in private-equity portfolios at cost. After that, the portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.
     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio's managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [Credit Suisse Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGPV-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- EMERGING MARKETS PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          10
   Goal and Strategies......................................          11
   Portfolio Investments....................................          11
   Risk Factors.............................................          11
   Portfolio Management.....................................          11
   Investor Expenses........................................          11
   Financial Highlights.....................................          12
MORE ABOUT RISK...................... ......................          13
   Introduction.............................................          13
   Types of Investment Risk.................................          13
   Certain Investment Practices.............................          15
MEET THE MANAGERS..................... .....................          17
ABOUT YOUR ACCOUNT.................... .....................          19
   Share Valuation..........................................          19
   Statements and Reports...................................          19
   Distributions............................................          19
   Taxes....................................................          19
BUYING AND SELLING SHARES................. .................          20
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
EMERGING MARKETS PORTFOLIO               Long-term growth of capital                 - Invests in foreign equity securities
Risk factors:                                                                        - Focuses on the world's less developed
 Market risk                                                                           countries
 Foreign securities                                                                  - Analyzes a company's growth potential,
 Emerging-markets focus                                                              using a bottom-up investment approach
 Non-diversified status

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

EMERGING-MARKETS FOCUS

   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                       .

YEAR ENDED 12/31:                    1998       1999        2000
EMERGING MARKETS PORTFOLIO
  Best quarter: 38.20% (Q4 99)
  Worst quarter: -21.41% (Q3 98)
  Inception date: 12/31/97          -17.30%     81.40%      -31.55%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
EMERGING MARKETS PORTFOLIO                                    -31.55%          NA           NA      0.89%    12/31/97
MSCI EMERGING MARKETS FREE INDEX*                             -30.61%          NA           NA     -4.82%

* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                 NONE
Deferred sales charge "load"                                     NONE
Sales charge "load" on reinvested distributions                  NONE
Redemption fees                                                  NONE
Exchange fees                                                    NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                  1.25%
Distribution and service (12b-1) fee                             NONE
Other expenses                                                   .44%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      1.69%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolio during 2000 but may be discontinued at any time:

              EXPENSES AFTER
                 WAIVERS,
              REIMBURSEMENTS
                OR CREDITS
Management fee                                         1.09%
Distribution and service (12b-1) fee                    NONE
Other expenses                                          .31%
                                                        ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

         ONE YEAR                      THREE YEARS                       FIVE YEARS                         10 YEARS
             $172                         $533                              $918                             $1,998

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

   CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.
     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES

   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment adviser of the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets.

   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:

 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts

   To a limited extent, the portfolio may also engage in other investment practices.
     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - emerging-markets focus

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Richard W. Watt manages the portfolio. Associate Portfolio Managers Emily Alejos, Robert B. Hrabchak and Neil Gregson assist him. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.09%
   All other expenses                                                    .31%
                                                                -------------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                            12/00     12/99       12/98
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $14.18     $8.19      $10.00
-------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                            0.23      0.05(1)     0.10
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                    (4.70)     6.56       (1.83)
-------------------------------------------------------------------------------------------
 Total from investment activities                               (4.47)     6.61       (1.73)
-------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                            (0.20)    (0.04)      (0.08)
Distributions from net realized gains                           (0.15)    (0.58)       0.00
Return of Capital                                               (0.03)    (0.00)      (0.00)
-------------------------------------------------------------------------------------------
 Total Dividends and Distributions                              (0.38)    (0.62)      (0.08)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $9.33    $14.18       $8.19
-------------------------------------------------------------------------------------------
Total return                                                   (31.55%)   81.40%     (17.30%)
-------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $32,604   $16,781      $2,696
 Ratio of expenses to average net assets(2)                      1.42%     1.42%       1.40%
 Ratio of net income (loss) to average net assets                2.45%     (.19%)      2.09%
 Decrease reflected in above operating expense ratios due to
   waivers/reimbursements                                         .27%     1.73%       6.81%
Portfolio turnover rate                                           208%      145%         21%
-------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .02% and .00% for each of the years ended December 31, 2000, 1999 and 1998, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2000, 1999 and 1998.

                       This page intentionally left blank

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                        LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%
--------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                              [-]
--------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                       [-]
--------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [-]
--------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                        [-]
--------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
  include depositary receipts. Currency, information,
  liquidity, market, operational, political, valuation
  risks.                                                        [-]
--------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                          [ ]
--------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   35%
--------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [ ]
--------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                35%
--------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                 25%
--------------------------------------------------------------------

                    INVESTMENT PRACTICE                        LIMIT
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                     [-]
--------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [ ]
--------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                          15%
--------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                       33 1/3%
--------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                             10%
--------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                   [ ]
--------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [-]
--------------------------------------------------------------------
SWAPS A contract between the portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, the portfolio may
use swaps to gain access to the performance of a benchmark
asset (such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                [ ]
--------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                              [ ]
--------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                             10%
--------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     20%
--------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                                  [WATT PHOTO]

                                  RICHARD WATT
                               Managing Director

 - Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1995

 - Director and head of emerging-markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

                                 [ALEJOS PHOTO]

                                  EMILY ALEJOS
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Vice president and emerging-markets portfolio manager with Bankers Trust, 1993 to 1997

                                [HRABCHAK PHOTO]

                               ROBERT B. HRABCHAK
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

 - Associate at Salomon Brothers, 1993 to 1995

                                [GREGSON PHOTO]

                                  NEIL GREGSON
                             Director of CSAM U.K.

 - Associate Portfolio Manager, Emerging Markets Portfolio since November 2000

 - With CSAM U.K. since 2000

 - With Credit Suisse since 1991

                       This page intentionally left blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                         800-222-8977 - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- EMERGING MARKETS PORTFOLIO

                 -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goals and Principal Strategies...........................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIOS IN DETAIL................. ..................          10
   The Management Firms.....................................          10
   Portfolio Information Key................................          11
EMERGING MARKETS PORTFOLIO................ .................          13
GLOBAL POST-VENTURE CAPITAL PORTFOLIO........... ...........          15
MORE ABOUT RISK...................... ......................          17
   Introduction.............................................          17
   Types of Investment Risk.................................          17
   Certain Investment Practices.............................          19
MEET THE MANAGERS..................... .....................          21
ABOUT YOUR ACCOUNT.................... .....................          23
   Share Valuation..........................................          23
   Statements and Reports...................................          23
   Distributions............................................          23
   Taxes....................................................          23
BUYING AND SELLING SHARES................. .................          24
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
EMERGING MARKETS PORTFOLIO               Long-term growth of capital                 - Invests in foreign equity securities
Risk factors:                                                                        - Focuses on the world's less developed
 Market risk                                                                           countries
 Foreign securities                                                                  - Analyzes a company's growth potential,
 Emerging-markets focus                                                                using a bottom-up investment approach
 Non-diversified status
GLOBAL POST-VENTURE CAPITAL PORTFOLIO    Long-term growth of capital                 - Invests primarily in equity securities
Risk factors:                                                                          of U.S. and foreign companies considered
 Market risk                                                                           to be in their post-venture-capital
 Foreign securities                                                                    stage of development
 Start-up and other small companies                                                  - May invest in companies of any size
 Special-situation companies                                                         - Takes a growth investment approach to
                                                                                       identifying attractive
                                                                                       post-venture-capital investments

     INVESTOR PROFILE

   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments internationally

 - for the Global Post-Venture Capital portfolio, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking primarily for income

   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
Both portfolios

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
Both portfolios

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

START-UP AND OTHER SMALL COMPANIES
Global Post-Venture Capital Portfolio

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Global Post-Venture Capital Portfolio

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS
Emerging Markets Portfolio

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

EMERGING-MARKETS FOCUS
Emerging Markets Portfolio

   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                          1996       1997       1998       1999       2000
EMERGING MARKETS PORTFOLIO
  Best quarter: 38.20% (Q4 99)
  Worst quarter: -21.41% (Q3 98)
  Inception date: 12/31/97                                      -17.30%      81.40    -31.55%

GLOBAL POST-VENTURE
CAPITAL PORTFOLIO*
  Best quarter: 51.65% (Q4 99)
  Worst quarter: -27.99% (Q4 00)                      13.34%      6.87%     62.94%    -18.94%
  Inception date: 9/30/96

* Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
EMERGING MARKETS PORTFOLIO                                    -31.55%          NA           NA      0.89%    12/31/97
MSCI EMERGING MARKETS FREE INDEX(1)                           -30.61%          NA           NA     -4.82%
GLOBAL POST-VENTURE CAPITAL PORTFOLIO(2)                      -18.94%          NA           NA     11.03%     9/30/96
RUSSELL 2000 GROWTH INDEX(3)                                  -22.43%          NA           NA      8.86%
RUSSELL 2500 GROWTH INDEX(4)                                  -16.09%          NA           NA     13.31%
NASDAQ INDUSTRIALS INDEX(5)                                   -33.77%          NA           NA      7.11%

(1) The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

(2) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.

(3) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(4) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


                                                                           GLOBAL
                                                              EMERGING    POST-VENTURE
                                                              MARKETS     CAPITAL
                                                              PORTFOLIO   PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                 NONE       NONE
Deferred sales charge "load"                                     NONE       NONE
Sales charge "load" on reinvested distributions                  NONE       NONE
Redemption fees                                                  NONE       NONE
Exchange fees                                                    NONE       NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                  1.25%        1.25%
Distribution and service (12b-1) fee                             NONE         NONE
Other expenses                                                   .44%         .28%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      1.69%        1.53%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolios during 2000 but may be discontinued at any time:

                                                                             GLOBAL
              EXPENSES AFTER                          EMERGING            POST-VENTURE
          WAIVERS, REIMBURSEMENTS                      MARKETS              CAPITAL
                OR CREDITS                            PORTFOLIO            PORTFOLIO
Management fee                                         1.09%                 1.14%
Distribution and service (12b-1) fee                    NONE                  NONE
Other expenses                                          .31%                  .26%
                                                        ----                  ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              1.40%                 1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
EMERGING MARKETS PORTFOLIO                 $172           $533           $918          $1,998
GLOBAL POST-VENTURE CAPITAL PORTFOLIO      $156           $483           $834          $1,824

                            THE PORTFOLIOS IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolios

 - Responsible for managing each portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

 - Sub-investment adviser for the Emerging Markets Portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.

ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 - Sub-investment adviser for the Global Post-Venture Capital Portfolio

 - Responsible for managing the portfolio's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $5.5 billion in assets

     PORTFOLIO INFORMATION KEY

   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio and compensating the sub-investment advisors of the portfolios. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                       This page intentionally left blank

                           EMERGING MARKETS PORTFOLIO

     GOAL AND STRATEGIES

   The Emerging Markets Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets.

   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:

 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - emerging-markets focus

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.

   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Richard W. Watt manages the portfolio. Associate Portfolio Managers Emily Alejos, Robert B. Hrabchak and Neil Gregson assist him. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.09%
   All other expenses                                                    .31%
                                                               -------------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                        YEAR ENDED:                                12/00        12/99       12/98
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $14.18        $8.19      $10.00
--------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                0.23         0.05(1)     0.10
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                        (4.70)        6.56       (1.83)
--------------------------------------------------------------------------------------------------
 Total from investment activities                                   (4.47)        6.61       (1.73)
--------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                (0.20)       (0.04)      (0.08)
Distributions from net realized capital gains                       (0.15)       (0.58)       0.00
Return of capital                                                   (0.03)        0.00        0.00
--------------------------------------------------------------------------------------------------
 Total dividends and distributions                                  (0.38)       (0.62)      (0.08)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $9.33       $14.18       $8.19
--------------------------------------------------------------------------------------------------
Total return                                                       (31.55%)      81.40%     (17.30%)
--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $32,604      $16,781      $2,696
 Ratio of expenses to average net assets(2)                          1.42%        1.42%       1.40%
 Ratio of net income (loss) to average net assets                    2.45%        (.19)%      2.09%
 Decrease reflected in above operating expense ratios due to
   waivers/reimbursements                                             .27%        1.73%       6.81%
Portfolio turnover rate                                               208%         145%         21%
--------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .02% and .00% for each of the years ended December 31, 2000, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2000, 1999 and 1998, respectively.

                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

     GOAL AND STRATEGIES

   The Global Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size. The portfolio may invest without limit in foreign securities and will invest in at least three countries, including the U.S.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - warrants

 - securities convertible into common stocks

 - partnership interests

   The portfolio may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

 - start-up and other small companies

 - special-situation companies

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater, Vincent J. McBride, Federico D. Laffan and Greg Norton-Kidd manage the portfolio. Calvin E. Chung assists them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                       1.14%
   All other expenses                                                    .26%
                                                                 ------------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.

YEAR ENDED:                                           12/00          12/99          12/98         12/97        12/96(1)
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $19.26         $11.82        $11.06         $9.76         $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment loss                                     (0.09)         (0.08)        (0.04)        (0.08)          0.00
Net gain (loss) from investments and foreign
currency related items (both realized and
unrealized)                                             (3.56)          7.52          0.80          1.38          (0.24)
------------------------------------------------------------------------------------------------------------------------
  Total from investment activities                      (3.65)          7.44          0.76          1.30          (0.24)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains                   (1.17)          0.00          0.00          0.00           0.00
Distributions in excess of net realized gains           (0.82)          0.00          0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   (1.99)          0.00          0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.62         $19.26        $11.82        $11.06          $9.76
------------------------------------------------------------------------------------------------------------------------
Total return                                           (18.94%)        62.94%         6.87%        13.34%         (2.40%)(2)
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)             $168,034       $151,784       $62,055       $30,520        $12,400
  Ratio of expenses to average net assets(4)             1.42%          1.41%         1.40%         1.40%          1.41%(3)
  Ratio of net income (loss) to average net assets       (.75%)         (.87%)        (.83%)        (.75%)          .80%(3)
  Decrease reflected in above operating expense
    ratio due to waivers/reimbursements                   .11%           .18%          .30%          .18%          4.16%(3)
Portfolio turnover rate                                    69%            44%           73%          238%             7%
------------------------------------------------------------------------------------------------------------------------

(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.

   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   Each portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in a portfolio may conflict. The Board of Trustees will monitor the portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in one or all portfolios, which may cause a portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of a portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole.

Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                                                               [gray bars]

                                                                             GLOBAL
                                                              EMERGING    POST-VENTURE
                                                               MARKETS      CAPITAL
                                                              PORTFOLIO    PORTFOLIO
                    INVESTMENT PRACTICE                               LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                        30%          30%
--------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [-]          [ ]
--------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                         [-]          [-]
--------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  [-]          [ ]
--------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [-]          [-]
--------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       [-]          [-]
--------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]          [ ]
--------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     35%          20%
--------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.            [ ]          [ ]
--------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  35%           5%
--------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                        25%          25%
--------------------------------------------------------------------------------------
PRIVATE-FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or debt
securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                   --          10%
--------------------------------------------------------------------------------------

                                                                     [gray bars]

                    INVESTMENT PRACTICE                          EMERGING        GLOBAL
                                                                 MARKETS         POST-
                                                                PORTFOLIO       VENTURE
                                                                                CAPITAL
                                                                               PORTFOLIO
                                                                          LIMIT
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [-]            [ ]
-------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]            [ ]
-------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                             15%            15%
-------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                         33 1/3%        33 1/3%
-------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                     --            10%
-------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                10%            10%
-------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                             [ ]            [-]
-------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]            [-]
-------------------------------------------------------------------------------------------
SWAPS A contract between a portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks, such as market indices or
currency or interest rates. For example, a portfolio may use swaps to gain access to the performance of a benchmark asset
(such as an index or one or more stocks) where the
portfolio's direct investment is restricted. Credit,
currency, information, interest-rate, liquidity, market,
political, speculative exposure, valuation risks                   [ ]             --
-------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                                 [ ]            [ ]
-------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                10%            10%
-------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%            20%
-------------------------------------------------------------------------------------------

(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]
                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - Co-Portfolio Manager, Small Company Growth Portfolio since inception

 - With Warburg Pincus since 1978

                                [HRABCHAK PHOTO]
                               ROBERT B. HRABCHAK
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

 - Associate at Salomon Brothers, 1993 to 1995

                                  [WATT PHOTO]
                                  RICHARD WATT
                               Managing Director

 - Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1995

 - Director and head of emerging-markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

                                 [LAFFAN PHOTO]
                               FEDERICO D. LAFFAN
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997

 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                [MCBRIDE PHOTO]
                               VINCENT J. MCBRIDE
                               Managing Director

 - Co-Portfolio Manager, Global Post Venture Capital Portfolio since February
  2001

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1994

                                 [ALEJOS PHOTO]
                                  EMILY ALEJOS
                                    Director

 - Associate Portfolio Manager, Emerging Markets Portfolio since March 2000

 - With CSAM since 1997

 - Vice president and emerging-markets portfolio manager with Bankers Trust, 1993 to 1997

                                  [KIDD PHOTO]

                                GREG NORTON-KIDD
                                    Director

 - Co-Portfolio Manager, Global Post-Venture Capital Portfolio since February
  2001

 - With CSAM since August 1999

 - Senior Japanese equity salesman with the Flemings Group, 1990 to July 1999

                                 [CHUNG PHOTO]

                                CALVIN E. CHUNG
                                 Vice President

 - Associate Portfolio Manager, Global Post-Venture Capital Portfolio since May 2000

 - With CSAM since January 2000

 - Vice President and senior technology equity analyst at Eagle Asset Management, 1997 to 1999

 - Graduate student at the University of Chicago, 1995 to 1997

                                [GREGSON PHOTO]

                                  NEIL GREGSON
                             Director of CSAM U.K.

 - Associate Portfolio Manager, Emerging Markets Portfolio since November 2000

 - With CSAM U.K. since 2000

 - With Credit Suisse since 1991

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                     Global Post-Venture Capital Portfolio

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The Global Post-Venture Capital Portfolio initially values its investments in private-equity portfolios at cost. After that, the Global Post-Venture Capital Portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     STATEMENTS AND REPORTS

   Each portfolio produces financial reports, which include among other things a list of its holdings, semiannually and updates this prospectus annually. The portfolios generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.
     DISTRIBUTIONS

   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolios typically distribute dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolios.
     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.

   Each portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolios' managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261

                   [Credit Suisse Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREPX-1-0501

[CREDIT SUISSE WARBURG PINCUS LOGO]       PART OF CREDIT SUISSE ASSET MANAGEMENT

                                   PROSPECTUS
                                  May 1, 2001

                CREDIT SUISSE WARBURG PINCUS TRUST

                     -- VALUE PORTFOLIO

           Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           The Trust is advised by Credit Suisse Asset Management,
           LLC.

                                    CONTENTS

KEY POINTS.................... ....................           4
   Goal and Principal Strategies...................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           6
INVESTOR EXPENSES................ .................           7
   Fees and Portfolio Expenses.....................           7
   Example.........................................           7
THE PORTFOLIO IN DETAIL............. ..............           8
   The Management Firm.............................           8
   Portfolio Information Key.......................           8
   Goal and Strategies.............................          10
   Portfolio Investments...........................          10
   Risk Factors....................................          10
   Portfolio Management............................          11
   Investor Expenses...............................          11
   Financial Highlights............................          11
MORE ABOUT RISK................. ..................          12
   Introduction....................................          12
   Types of Investment Risk........................          12
   Certain Investment Practices....................          16
MEET THE MANAGERS................ .................          18
ABOUT YOUR ACCOUNT................ ................          20
   Share Valuation.................................          20
   Statements and Reports..........................          20
   Distributions...................................          20
   Taxes...........................................          21
BUYING AND SELLING SHARES............ .............          22
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

 PORTFOLIO/RISK FACTORS            GOAL                        STRATEGIES
VALUE PORTFOLIO           Long-term growth of      - Invests primarily in equity
Risk factors:             capital and income       securities
 Market risk                                       - Focuses on large U.S. companies
                                                   - Analyzes such factors as
                                                   price-to-earnings and
                                                     price-to-book ratios, using a
                                                     value investment style

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth and income

 - want to diversify their investments into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                       .

YEAR ENDED 12/31:                    1998      1999      2000
VALUE PORTFOLIO
  Best quarter: 16.06% (Q4 98)      12.13%     6.24%     8.91%
  Worst quarter: -14.04% (Q3 98)
  Inception date: 10/31/97

                          AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/00:        2000     1996-2000    1991-2000    FUND       DATE
VALUE PORTFOLIO                   8.91%          NA          NA      9.87%    10/31/97
S&P 500 INDEX*                   -9.10%          NA          NA     13.79%

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


 SHAREHOLDER FEES
  (paid directly from your investment)
 Sales charge "load" on purchases                                NONE
 Deferred sales charge "load"                                    NONE
 Sales charge "load" on reinvested distributions                 NONE
 Redemption fees                                                 NONE
 Exchange fees                                                   NONE
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (deducted from portfolio assets)
 Management fee                                                   .75%
 Distribution and service (12b-1) fee                             NONE
 Other expenses                                                   .54%
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      1.29%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced some expenses during 2000 but may be discontinued at any time:

            EXPENSES AFTER
               WAIVERS,
            REIMBURSEMENTS
              OR CREDITS
  Management fee                         .61%
  Distribution and service (12b-1)
   fee                                   NONE
  Other expenses                         .39%
                                         ----
  TOTAL ANNUAL PORTFOLIO OPERATING
   EXPENSES                             1.00%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

     ONE YEAR           THREE YEARS         FIVE YEARS           10 YEARS
       $131                $409                $708               $1,556

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

   CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.
     PORTFOLIO
     INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   This portfolio seeks long-term growth of capital and income. To pursue this goal, it invests primarily in equity securities of value companies.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   The portfolio expects to focus on large U.S. companies with market capitalizations of $1 billion or more, although it may invest in companies of any size.

     PORTFOLIO INVESTMENTS

   Normally the portfolio invests substantially all of its assets in equity securities, including:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   The portfolio may invest up to:

 - 10% of assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in real-estate investment trusts (REITs)

 - 20% of assets in foreign securities

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. The amount of income you receive from the portfolio also will fluctuate.

   The portfolio's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the portfolio may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Roger W. Vogel, Richard Hanlon and Robert E. Rescoe manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES
   Management fee                                                        .61%
   All other expenses                                                    .39%
                                                                        ----
     Total expenses                                                     1.00%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                    YEAR ENDED:                        12/00     12/99     12/98      12/97(1)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
Net asset value, beginning of period                   $11.89    $11.48    $10.33     $10.00
==============================================================================================
INVESTMENT ACTIVITIES:
Net investment income                                    0.14      0.33      0.09       0.04
Net gain from investments and foreign currency
related items (both realized and unrealized)             0.92      0.38      1.16       0.35
----------------------------------------------------------------------------------------------
 Total from investment activities                        1.06      0.71      1.25       0.39
----------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                    (0.14)    (0.11)    (0.10)     (0.03)
Return of capital                                        0.00      0.00      0.00      (0.03)
Distributions from net realized gains                   (0.12)    (0.19)     0.00       0.00
----------------------------------------------------------------------------------------------
 Total dividends and distributions                      (0.26)    (0.30)    (0.10)     (0.06)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $12.69    $11.89    $11.48     $10.33
==============================================================================================
Total return                                             8.91%     6.24%    12.13%      3.89%(2)
----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $24,034   $20,153   $14,381     $1,993
 Ratio of expenses to average net assets(4)              1.02%     1.01%     1.00%      1.00%(3)
 Ratio of net income to average net assets               1.11%      .91%     1.11%      2.08%(3)
 Decrease reflected in above operating expense
ratios due to waivers/reimbursements                      .27%      .34%     1.22%      9.37%(3)
Portfolio turnover rate                                    77%      102%       58%        64%

(1) For the period October 31, 1997 (Commencement of Operations) through December 31, 1997.
(2) Non-annualized.
(3) Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00% and .00% for each of the years or period ended December 31, 2000, 1999, 1998 and 1997, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.00% for each of the years or period ended December 31, 2000, 1999, 1998 and 1997.

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

                    INVESTMENT PRACTICE                       LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%
--------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                       []
--------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.    20%
--------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                         [ ]
--------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  20%
--------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [ ]
--------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                      10%
--------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or an index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                     25%
--------------------------------------------------------------------

                    INVESTMENT PRACTICE                       LIMIT
REAL-ESTATE INVESTMENT TRUSTS (REITS)  Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests. Credit,
interest-rate, market risks.                                   [ ]
--------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         15%
--------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%
--------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            10%
--------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                  [ ]
--------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [ ]
--------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                             [ ]
--------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            15%
--------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
--------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                   [ ]
--------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                             [ROGER W. VOGEL PHOTO]
                                 ROGER W. VOGEL
                               Managing Director

 - Co-Portfolio Manager, Value Portfolio
   since January 2001

 - With CSAM since 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJ Asset Management Group, Inc. (DLJAM) to CSAM

 - With DLJAM since 1993

                            [ROBERT E. RESCOE PHOTO]
                                ROBERT E. RESCOE
                                    Director

 - Co-Portfolio Manager, Value Portfolio
   since March 2000

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1983

                             [RICHARD HANLON PHOTO]

                                 RICHARD HANLON
                                    Director

 - Co-Portfolio Manager, Value Portfolio
   since January 2001

 - With CSAM since 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJAM to CSAM

 - With DLJAM since 1994

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of its holdings, semiannually and updates this prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which contains more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

CREDIT SUISSE WARBURG PINCUS TRUST                                     811-07261

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

           CREDIT SUISSE WARBURG PINCUS TRUST

                 -- EMERGING GROWTH PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          10
   Goal and Strategies......................................          11
   Portfolio Investments....................................          11
   Risk Factors.............................................          11
   Portfolio Management.....................................          11
   Investor Expenses........................................          11
   Financial Highlights.....................................          12
MORE ABOUT RISK...................... ......................          14
   Introduction.............................................          14
   Types of Investment Risk.................................          14
   Certain Investment Practices.............................          15
MEET THE MANAGERS..................... .....................          16
ABOUT YOUR ACCOUNT.................... .....................          17
   Share Valuation..........................................          17
   Statements and Reports...................................          17
   Distributions............................................          17
   Taxes....................................................          17
BUYING AND SELLING SHARES................. .................          18
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                        GOAL                                        STRATEGIES
EMERGING GROWTH PORTFOLIO                Maximum capital appreciation                - Invests in U.S. equity securities
Risk factors:                                                                        - Focuses on emerging-growth companies
 Market risk                                                                         - Looks for growth characteristics such as
 Start-up and other small companies                                                    positive earnings and potential for
 Special-situation companies                                                           accelerated growth
 Non-diversified status

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their portfolios with more aggressive stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
[Total Returns Chart]

     YEAR ENDED 12/31:                                       2000
     EMERGING GROWTH PORTFOLIO
     -------------------------

     Best quarter:    38.46% (Q4 99)
     Worst quarter:   -7.08% (Q2 00)                            -1.53%
     Inception date:  9/13/99

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
PERIOD ENDED 12/31/00:                                          2000     1996-2000    1991-2000    FUND       DATE
EMERGING GROWTH PORTFOLIO                                      -1.53%        NA          NA       22.24%     9/13/99
LIPPER MID CAP GROWTH FUNDS(1)                                -16.13%        NA          NA       18.87%     9/30/99
RUSSELL 2500 GROWTH INDEX(2)                                  -16.09%        NA          NA       13.31%     9/30/99
RUSSELL 2000 GROWTH INDEX(3)                                  -22.43%        NA          NA        2.76%     9/30/99

(1)Lipper Mid Cap Growth Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

(2)The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(3)The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on estimated expenses (before fee waivers and expense reimbursements) for the fiscal year ending December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                 NONE
Deferred sales charge "load"                                     NONE
Sales charge "load" on reinvested distributions                  NONE
Redemption fees                                                  NONE
Exchange fees                                                    NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                   .90%
Distribution and service (12b-1) fee                             NONE
Other expenses                                                   .40%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      1.30%

* Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolio during 2000 but may be discontinued at any time:

EXPENSES AFTER
WAIVERS,
REIMBURSEMENTS
OR CREDITS
Management fee                                          .90%
Distribution and service (12b-1) fee                    NONE
Other expenses                                          .35%
                                                        ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              1.25%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

       ONE YEAR               THREE YEARS               FIVE YEARS               TEN YEARS
         $132                     $412                     $713                   $1,568

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.
     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Expected expenses (after fee waivers and reimbursements) for the 2000 fiscal year. Actual expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks maximum capital appreciation. To pursue this goal, it invests in equity securities of emerging-growth companies.

   Emerging-growth companies are small or medium-size companies that:

 - have passed their start-up phase

 - show positive earnings

 - offer the potential for accelerated earnings growth

   Emerging-growth companies generally stand to benefit from new products or services, technological developments, management changes or other factors. They include "special-situation companies"-- companies experiencing unusual developments affecting their market value.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of emerging-growth companies that represent attractive capital-appreciation opportunities.

   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.

     PORTFOLIO INVESTMENTS

   This portfolio invests primarily in U.S. equity securities consisting of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Securities of companies in special situations may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize. Non-diversification might cause the portfolio to be more volatile than a diversified portfolio.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Stephen J. Lurito manage the portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

   Expected expenses (after fee waivers and reimbursements) for the 2000 fiscal year:

   Management fee                                                        .90%
   All other expenses                                                    .35%
                                                                       ------
     Total expenses                                                     1.25%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


YEAR ENDED:                                                     12/00            12/99(1)
PER-SHARE DATA
-----------------------------------------------------------------------
Net asset value, beginning of period                             $13.07          $10.00
-----------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                           (0.06)(2)          0.04
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                     (0.14)            3.14
-----------------------------------------------------------------------
 Total from investment activities                                (0.20)            3.18
-----------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                               0.00          (0.11)
Distributions from net realized gains                            (0.01)            0.00
-----------------------------------------------------------------------
 Total Dividends and Distributions                               (0.01)          (0.11)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $12.86          $13.07
-----------------------------------------------------------------------
Total return                                                      (1.53%)         31.95%(3)
-----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $55,882          $6,624
 Ratio of expenses to average net assets(5)                        1.26%           1.25%(4)
 Ratio of net income to average net assets                         (.45%)           .01%(4)
 Decrease reflected in above operating expense ratios due to
   waivers/reimbursements                                           .04%           9.91%(4)
Portfolio turnover rate                                             135%             31%
-----------------------------------------------------------------------

(1) For the period September 13, 1999 (commencement of operations) through December 31, 1999.
(2)Per share information is calculated using the average outstanding shares method.
(3) Non-annualized.
(4) Annualized.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .01% for the year ended December 31, 2000 and had no effect for the period ended December 31, 1999. The portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the year ended December 31, 2000 and 1.25% for the period ended December 31, 1999.

                       This page intentionally left blank

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                        LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      10%
--------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                        [-]
--------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     10%
--------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                          [ ]
--------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   20%
--------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                5%
--------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                      25%
--------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                          10%
--------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                       33 1/3%
--------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                   [-]
--------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [-]
--------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                              [ ]
--------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                             10%
--------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     20%
--------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                           [Elizabeth B. Dater Photo]
                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager, Emerging Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1978

                           [Stephen J. Lurito Photo]
                               STEPHEN J. LURITO
                               Managing Director

 - Co-Portfolio Manager, Emerging Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1987

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261


                   [Credit Suisse Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMG-1-0501

                   [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                   PROSPECTUS
                                  May 1, 2001

          CREDIT SUISSE WARBURG PINCUS TRUST

                        - SMALL COMPANY GROWTH PORTFOLIO

Credit Suisse Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          10
   Goal and Strategies......................................          11
   Portfolio Investments....................................          11
   Risk Factors.............................................          11
   Portfolio Management.....................................          11
   Investor Expenses........................................          11
   Financial Highlights.....................................          12
MORE ABOUT RISK...................... ......................          14
   Introduction.............................................          14
   Types of Investment Risk.................................          14
   Certain Investment Practices.............................          16
MEET THE MANAGERS..................... .....................          18
ABOUT YOUR ACCOUNT.................... .....................          20
   Share Valuation..........................................          20
   Statements and Reports...................................          20
   Distributions............................................          20
   Taxes....................................................          20
BUYING AND SELLING SHARES................. .................          21
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
SMALL COMPANY GROWTH PORTFOLIO           Capital growth                              - Invests in equity securities of small
Risk factors:                                                                          U.S. companies
  Market risk                                                                        - Using a growth investment style, may
  Start-up and other small companies                                                   look for either developing or older
  Special-situation companies                                                          companies in a growth stage or companies
  Non-diversified status                                                               providing products or services with a
                                                                                       high unit-volume growth rate

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments with more aggressive stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS

   The portfolio is considered a non-diversified portfolio under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR GRAPH]

       YEAR ENDED 12/31:            1996     1997     1998     1999      2000
SMALL COMPANY GROWTH PORTFOLIO
  Best quarter: 52.93% (Q4 99)      13.91%   15.65%   -2.85%   60.08%   -18.11%
  Worst quarter: -22.70% (Q3 98)
  Inception date: 6/30/95

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/00:                       2000     1996-2000    1991-2000    FUND       DATE
SMALL COMPANY GROWTH PORTFOLIO                                -18.11%      12.12%           NA     15.54%     6/30/95
RUSSELL 2000 GROWTH INDEX*                                    -22.43%       7.15%           NA      8.86%

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2000. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                               NONE
Deferred sales charge "load"                                   NONE
Sales charge "load" on reinvested distributions                NONE
Redemption fees                                                NONE
Exchange fees                                                  NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                   .90%
Distribution and service (12b-1) fee                             NONE
Other expenses                                                   .23%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                      1.13%

*Actual fees and expenses for the fiscal year ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced expenses for the portfolio during 2000 but may be discontinued at any time.

              EXPENSES AFTER
          WAIVERS, REIMBURSEMENTS
                OR CREDITS
Management fee                                            .90%
Distribution and service (12b-1) fee                      NONE
Other expenses                                            .21%
                                                          ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                1.11%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

           ONE YEAR                        THREE YEARS                      FIVE YEARS                        10 YEARS
             $115                             $359                             $622                            $1,375

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.
     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 2000 fiscal year. Future expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index included companies with market capitalizations between $4 million and $6.1 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.
     PORTFOLIO INVESTMENTS

   The portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.
     RISK FACTORS

   The portfolio's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Stephen J. Lurito and Sammy Oh manage the portfolio. You can find out more about the portfolio's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .21%
                                                                        ----
     Total expenses                                                     1.11%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                      YEAR ENDED:                           12/00            12/99           12/98          12/97          12/96
PER-SHARE DATA
Net asset value, beginning of period                          $26.20           $16.01         $16.48         $14.25        $12.51
                                                          ==========       ==========       ========       ========       =======
INVESTMENT ACTIVITIES:
Net investment loss                                            (0.15)           (0.12)         (0.06)         (0.07)        (0.06)
Net gain (loss) from investments and foreign currency
related items (both realized and unrealized)                   (4.60)           11.07          (0.41)          2.30          1.80
                                                          ----------       ----------       --------       --------       -------
  Total from investment activities                             (4.75)           10.95          (0.47)          2.23          1.74
                                                          ----------       ----------       --------       --------       -------
LESS DISTRIBUTIONS:
Distributions from net realized gains                          (4.06)           (0.76)          0.00           0.00          0.00
Distributions in excess of net realized gains                  (0.71)            0.00           0.00           0.00          0.00
                                                          ----------       ----------       --------       --------       -------
  Total distributions                                          (4.77)           (0.76)          0.00           0.00          0.00
                                                          ----------       ----------       --------       --------       -------
NET ASSET VALUE, END OF PERIOD                                $16.68           $26.20         $16.01         $16.48        $14.25
                                                          ----------       ----------       --------       --------       -------
Total return                                                  (18.11%)          69.08%         (2.85%)        15.65%        13.91%
                                                          ----------       ----------       --------       --------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $1,101,182       $1,272,542       $734,902       $666,394       $339,398
  Ratio of expenses to average net assets(1)                    1.13%            1.15%          1.14%          1.15%         1.16%
  Ratio of net loss to average net assets                       (.57%)           (.72%)         (.51%)         (.56%)        (.66%)
  Decrease reflected in above operating expense ratio
    due to waivers/reimbursements                                .00%             .00%           .00%           .00%          .01%
Portfolio turnover rate                                           85%             122%            66%            92%          102%

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements was 1.11%, 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                       This page intentionally left blank

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The Portfolio offers its shares to (i) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a portfolio would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                         LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                       30%
----------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                        [ ]
----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                         [-]
----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.      10%
----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                           [ ]
----------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                    20%
----------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.           [ ]
----------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                 5%
----------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                       25%
----------------------------------------------------------------------

                    INVESTMENT PRACTICE                         LIMIT
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                     [ ]
----------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                           15%
----------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                       33 1/3%
----------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                              10%
----------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                    [-]
----------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                              [-]
----------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                               [ ]
----------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                              10%
----------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      20%
----------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                           [STEPHEN J. LURITO PHOTO]
                               STEPHEN J. LURITO
                               Managing Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1987

                                [SAMMY OH PHOTO]
                                    SAMMY OH
                                    Director

 - Co-Portfolio Manager, Small Company Growth Portfolio since March 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Vice president with Bessemer Trust, 1995 to 1996

 - Vice president with Forstmann-Leff, 1993 to 1995

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. Distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.warburg.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Warburg Pincus Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Warburg Pincus Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Credit Suisse Warburg Pincus Trust                                     811-07261


[CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-222-8977 - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR. TRSCG-1-0501

                      STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2001
--------------------------------------------------------------------------------

                       CREDIT SUISSE WARBURG PINCUS TRUST

                           Emerging Markets Portfolio
                                 Value Portfolio
                         International Equity Portfolio
                      Global Post-Venture Capital Portfolio
                         Small Company Growth Portfolio
                            Emerging Growth Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Warburg Pincus Trust (the "Trust"), relating to the Emerging Markets, Value, International Equity, Global Post-Venture Capital, Small Company Growth and Emerging Growth Portfolios (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectus or Prospectuses for the relevant Portfolio (collectively, the "Prospectuses"), each dated May 1, 2001.

The Trust's audited Annual Report dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:




                       CREDIT SUISSE WARBURG PINCUS TRUST
                                  P.O. BOX 9030
                              BOSTON, MA 02205-9030
                                 1-800-222-8977

                                Table of Contents

                                                                                                                PAGE

INVESTMENT OBJECTIVES AND POLICIES................................................................................1
General Investment Strategies.....................................................................................1
Strategic and Other Transactions..................................................................................1
Options, Futures and Currency Exchange Transactions...............................................................1
   Securities Options.............................................................................................2
   Securities Index Options.......................................................................................4
   OTC Options....................................................................................................5
   Currency Exchange Transactions.................................................................................5
   Forward Currency Contracts.....................................................................................5
   Currency Options...............................................................................................5
   Currency Hedging...............................................................................................5
   Futures Activities.............................................................................................7
   Futures Contacts...............................................................................................7
   Options on Futures Contracts...................................................................................7
   Hedging Generally..............................................................................................9
   Swaps........................................................................................................ 10
   Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps.......................11
   Foreign Investments...........................................................................................12
   Foreign Currency Exchange.....................................................................................12
   Information...................................................................................................12
   Political Instability.........................................................................................12
   Foreign Markets...............................................................................................12
   Increased Expenses............................................................................................12
   Privatizations................................................................................................12
   Foreign Debt Securities.......................................................................................12
   Sovereign Debt................................................................................................12
   Brady Bonds...................................................................................................12
   Depositary Receipts...........................................................................................12
   Emerging Markets..............................................................................................12
   Japanese Investments..........................................................................................12
   Euro Conversion...............................................................................................12
   U.S. Government Securities....................................................................................17
   Money Market Obligations......................................................................................17
   Repurchase Agreements.........................................................................................19
   Money Market Mutual Funds.....................................................................................19
   Debt Securities...............................................................................................18
   Below Investment Grade Securities.............................................................................19
   Convertible Securities........................................................................................20
   Structured Securities.........................................................................................21
   Mortgaged-Backed Securities...................................................................................22
   Asset-Backed Securities.......................................................................................22
   Loan Participations and Assignments...........................................................................22

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

   Structured Notes, Bonds or Debentures.........................................................................22
   Stand-By Commitments..........................................................................................22
   Temporary Defensive Strategies................................................................................24
   Securities of Other Investment Companies......................................................................24
   Lending of Portfolio Securities...............................................................................24
   When-Issued Securities and Delayed-Delivery Transactions......................................................25
   Short Sales (Global Post-Venture Capital Portfolio)...........................................................26
   Short Sales "Against the Box".................................................................................26
   Reverse Repurchase Agreements and Dollar Rolls................................................................27
   Warrants......................................................................................................28
   Non-Publicly Traded and Illiquid Securities...................................................................28
   Rule 144A Securities..........................................................................................29
   Borrowing.....................................................................................................30
   Small Capitalization and Emerging Growth Companies; Unseasoned Issuers........................................30
   "Special Situation" Companies.................................................................................30
   General.......................................................................................................31
   Private Funds.................................................................................................31
   REITs.........................................................................................................32
   Non-Diversified Status  (Emerging Markets, Small Company Growth and Emerging Growth Portfolios)...............33
INVESTMENT RESTRICTIONS..........................................................................................33
PORTFOLIO VALUATION..............................................................................................35

PORTFOLIO TRANSACTIONS...........................................................................................37
PORTFOLIO TURNOVER...............................................................................................39
MANAGEMENT OF THE TRUST..........................................................................................40
   Officers and Board of Trustees................................................................................40
   Trustees' Compensation........................................................................................45
   Portfolio Managers............................................................................................46
   Code of Ethics................................................................................................49
   Investment Advisers and Co-Administrators.....................................................................50
   Custodian and Transfer Agent..................................................................................54
   Distribution and Shareholder Servicing........................................................................54

   Organization of the Trust.....................................................................................55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................56
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................57
DETERMINATION OF PERFORMANCE.....................................................................................59
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................63
FINANCIAL STATEMENTS.............................................................................................64
MISCELLANEOUS....................................................................................................64

APPENDIX........................................................................................................A-1

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
                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

                  The investment objective of each of the Emerging Markets Portfolio and the Global Post-Venture Capital Portfolio is long-term growth of capital.

                  The investment objectives of the Value Portfolio are long-term growth of capital and income.

                  The investment objective of the International Equity Portfolio is long-term capital appreciation.

                  The investment objective of the Small Company Growth Portfolio is capital growth.

                  The investment objective of the Emerging Growth Portfolio is maximum capital appreciation.

                  General Investment Strategies

                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when a Portfolio pursues a temporary defensive strategy as discussed below.

                  The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                  Strategic and Other Transactions

                  Up to 25% of a Portfolio's assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and in the case of writing options, the value of the underlying obligation.

                  Options, Futures and Currency Exchange Transactions.

                  Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions is, in the case of purchasing options, the amount of the premium paid for these same purposes, in the case of writing options, the value of the underlying obligation which may involve speculation. Options may be traded on an exchange or over-the-counter ("OTC").

                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.

                  Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

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


                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios, other than the Emerging Markets Portfolio, may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a


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

result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

                  Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to

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


take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described below), (iii) through entering into

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forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through the use of hedging transactions).

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that

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can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures

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market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Swaps. (Emerging Markets and International Equity Portfolios) The Emerging Markets and International Equity Portfolios may each enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the

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subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially

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offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  Foreign Investments. Since the Emerging Markets, International Equity and Global Post-Venture Capital Portfolios will, and the Value Portfolio (up to 20% of its total assets) and the Small Company Growth and Emerging Growth Portfolios (up to 10% of total assets) may, invest in foreign securities, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

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                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased illiquidity.

                  Increased Expenses. The operating expenses of the International Equity and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Value, Global Post-Venture Capital and Small Company Growth Portfolios) can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Equity and Emerging Markets Portfolios could invest to a significant extent in privatizations.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

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                  Foreign government securities also include debt securities of
"quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in ACCORDANCE with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts OF the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay PRINCIPAL in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to DISPOSE of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

                  Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the


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bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative. The International Equity and Emerging Markets Portfolios could invest to a significant extent in Brady bonds.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount BONDS, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any UNCOLLATERALIZED repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  Depositary Receipts. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

                  Emerging Markets. One or more Portfolios with authority to invest outside of the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." The Emerging Markets Portfolio and the International Equity Portfolio may invest in securities of issuers located in emerging markets to a significant extent. Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing

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private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Japanese Investments. The International Equity and Global Post-Venture Capital Portfolios may from time to time invest in Japanese securities. Although such investments are not expected to be utilized to a significant extent, when the Portfolios engage in these investments, the Portfolios may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Portfolios should consider include the following:

                      Economic Background

                  Generally. The Japanese economy has languished since the early 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow. Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

                  Currency Fluctuation. Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by these Portfolios from such investments will be in yen. However, each Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Portfolio's Japanese investments. The yen has had a history of UNPREDICTABLE and volatile movements against the dollar. The Portfolios are not required to hedge against declines in the value of the yen.

                  Securities Markets. The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

                  Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

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                  Euro Conversion. The introduction of a single European
currency, the euro, on January 1, 1999 for participating European nations in the Economic Monetary Union presented unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolios.

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

                  Money Market Obligations. Each Portfolio is authorized to invest under normal market conditions up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) and, in the case of the Emerging Markets, International Equity, Global

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Post-Venture Capital and Small Company Growth Portfolios, medium-term (five years or less remaining maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

                  Debt Securities. Each of the Emerging Markets Portfolio and the International Equity Portfolio may invest up to 35%, and each of the Value Portfolio, the Global Post-Venture Capital Portfolio, Small Company Growth Portfolio and Emerging Growth Portfolio may invest up to 20%, of its total assets in debt securities (other than money market obligations). Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an

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opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  Each Portfolio may invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

                  Below Investment Grade Securities. The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in below investment grade debt and equity securities including convertible securities. Within the 20% limitation on investments in debt securities, up to 10% of the Value Portfolio's assets may be invested in debt securities rated below investment grade, including convertible debt securities. The International Equity, Global Post-Venture Capital, Small Company Growth and Emerging Growth Portfolios may each invest up to 5% of its total assets in below investment grade debt securities, which will be included in any overall investment limitation or investment minimum on debt securities.

                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values

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of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Investors should be aware that ratings are relative and subjective an are subjective and are not absolute standards of quality.

                  An economic recession could severely disrupt the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Trust anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual ISSUERS will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. Normally, below -investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

                  Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature,

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convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in ITS determination of whether the Portfolio should continue to hold the securities.

                  Structured Securities. The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgaged-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of

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prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security in which the Portfolio invests will be 397 days OR less. A Portfolio may purchase asset-backed securities that are unrated.

                  Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the


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Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Emerging Markets Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Emerging Markets Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

                  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Stand-By Commitments. (Emerging Markets Portfolio) The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio.

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Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

                  Temporary Defensive Strategies. When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts

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which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.


                  Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Portfolio's total assets (including the Loan collateral) taken at value. A Portfolio will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                  By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Portfolio's securities will be fully collateralized and marked to market daily.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the

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securities before the settlement date if CSAM deems it advantageous to do so.
The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Short Sales (Global Post-Venture Capital Portfolio). The Global Post-Venture Capital Portfolio may engage in "short sales" that do not meet the definition of short sales "against the box" with respect to up to 10% of its total assets. In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

                  The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

                  Short Sales "Against the Box". Each Portfolio (except the Emerging Growth Portfolio) may enter into short sales "against the box." Not more than 10% of a Portfolio's net

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assets (taken at current value) may be held as collateral for such sales at any one time. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

                  Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use

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

of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Warrants. Each Portfolio may invest up to 10% of net assets (15% of its total assets in the case of the Value Portfolio) in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and, with respect to the Global Post-Venture Capital Portfolio, Private Funds (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.
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Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign


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issuers, such as the PORTAL System sponsored by the National Association of
Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

                  Borrowing. Each Portfolio may borrow up to 30% of its total assets (except for the Emerging Growth Portfolio which may borrow up to 10% of its total assets) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

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                  "Special Situation" Companies. "Special situation companies"
are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                  General. The Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

                  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

                  Private Funds. (Global Post-Venture Capital Portfolio) Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Global Post-Venture Capital Portfolio's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from

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

period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

                  Interests in the Private Funds in which the Global Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets (measured at the time the investments are made).

                  CSAM believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. CSAM will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain

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

accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.


                  REITs. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  Non-Diversified Status (Emerging Markets, Small Company Growth and Emerging Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers of which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                            INVESTMENT RESTRICTIONS

                  The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 17 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of

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

an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

                  A Portfolio may not:

                  1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% (10% in the case of the Emerging Growth Portfolio) of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. For the Value, International Equity and Global Post-Venture Capital Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein (and, in the case of the Value Portfolio, securities issued by companies which invest in real estate or interests therein) and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. For the Emerging Markets, Value, International Equity, Emerging Growth and Small Company Growth Portfolios only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

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

                  8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

                  10. Issue any senior security except as permitted in these investment limitations.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% (10% in the case of the Emerging Growth Portfolio) of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Value Portfolio, 15% of the value of that Portfolio's total assets).

                  15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                  16. For the Emerging Growth Portfolio, invest more than 10% of the value of the Portfolio's total assets in time deposits maturing in more than seven calendar days.

                  17. For the Emerging Growth Portfolio, make short sales of securities or maintain a short position.

                               PORTFOLIO VALUATION

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                  The following is a description of the procedures used by each
Portfolio in valuing its assets.

                  Securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, each Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  The Global Post-Venture Capital Portfolio's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in the value of investments in

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

Private Funds will not generally be reflected in the Portfolio's net asset value. However, CSAM will report to the Board of the Portfolio information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Portfolio will take these reports into account in valuing Private Funds.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.


                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Portfolios. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

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                  Except for the Global Post-Venture Capital Portfolio's
investments in Private Funds, which will be managed by Abbott and the Emerging Markets Portfolio's investments in international securities, in which Credit Suisse Asset Management Limited ("CSAM Ltd.") will assist CSAM, CSAM will select specific portfolio investments and effect transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services. For the fiscal year ended December 31, 2000, $8,590, $16,378, $149,116, $10,910, $97,866 and $10,568
of total brokerage commissions were paid by the Emerging Markets, Value, International Equity, Global Post-Venture Capital, Small Company Growth and Emerging Growth Portfolios, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its advisory agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.

                  The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years (or period) ended December 31.


Portfolio                                                                 Year                 Commissions
---------                                                                 ----                 -----------
Emerging Markets                                                          1998                  $   19,212
                                                                          1999                  $   87,475
                                                                          2000                  $  248,975*
Value                                                                     1998                  $   23,991
                                                                          1999                  $   56,028

--------
* The increased size in commission payments by the relevant Portfolio during the period was attributable to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and (ii) large capital inflows and outflows due to purchases and redemptions, including active trading, of the Portfolio's shares.

Portfolio                                                                 Year                 Commissions
---------                                                                 ----                 -----------

                                                                          2000                  $   48,125

International Equity                                                      1998                  $1,839,536
                                                                          1999                  $2,528,783
                                                                          2000                  $2,511,561

Global Post-Venture Capital                                               1998                  $  112,145
                                                                          1999                  $  115,512
                                                                          2000                  $  698,428*

Small Company Growth                                                      1998                  $  794,479
                                                                          1999                  $  926,078
                                                                          2000                  $  896,843+

Emerging Growth                                                           1999                  $    6,638
                                                                          2000                  $   57,044*


                  All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Portfolio may utilize CSAMSI, the Portfolio's distributor and an affiliate of CSAM, or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM, Abbott or CSAM Ltd., as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM, Abbott or CSAM Ltd., as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, Abbott (in the case of the Global Post-Venture Capital Portfolio), CSAM Ltd. (in the case of the Emerging Markets Portfolio), CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any

---------
*The decrease in brokerage commissions paid by the Small Company Growth Portfolio during the period was a result of fluctuations in the net asset value of the Portfolio.

institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

                               PORTFOLIO TURNOVER

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

                  The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of the Trust's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

                  The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (69)                     Trustee
40 Grosvenor Road                           Currently retired; Executive Vice President and Chief
Short Hills, New Jersey 07078               Financial Officer of Pan Am Corporation and Pan
                                            American World Airways, Inc. from 1988 to 1991;
                                            Director/Trustee of other CSAM-advised investment
                                            companies.

Jack W. Fritz (74)                          Trustee
2425 North Fish Creek Road                  Private investor; Consultant and Director of Fritz
P.O. Box 1287                               Broadcasting, Inc. and Fritz Communications (developers
Wilson, Wyoming 83014                       and operators of radio stations); Director/Trustee of
                                            other CSAM-advised investment companies.

Jeffrey E. Garten (54)                      Trustee
Box 208200                                  Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200           Beinecke Professor in the Practice of International
                                            Trade and Finance; Undersecretary of Commerce for
                                            International Trade from November 1993 to October 1995;
                                            Professor at Columbia University from September 1992
                                            to November 1993; Director of Aetna, Inc.;
                                            Director/Trustee of other CSAM-advised investment
                                            companies.

Peter F. Krogh (64)                         Trustee
301 ICC                                     Dean Emeritus and Distinguished Professor of
Georgetown University                       International Affairs at the Edmund A. Walsh School of
Washington, DC 20057                        Foreign Service, Georgetown University; Moderator of
                                            PBS foreign affairs television series; Member of Board of
                                            The Carlisle Companies Inc. Member of Selection
                                            Committee for


                                                             Truman Scholars and Henry Luce
                                                             Scholars. Senior Associate of Center for Strategic and
                                                             International Studies; Trustee of numerous world
                                                             affairs organizations; Director/Trustee of
                                                             other CSAM-advised investment companies.

James S. Pasman, Jr. (70)                                    Trustee
29 The Trillium                                              Currently retired; President and Chief Operating
Pittsburgh, Pennsylvania 15238                               Officer of National InterGroup, Inc. from April 1989 to
                                                             March 1991; Chairman of Permian Oil Co. from April 1989
                                                             to March 1991; Director of Education Management
                                                             Corporation, Tyco International Ltd.; Trustee Deutsche
                                                             VIT Funds; Director/Trustee of other CSAM-advised
                                                             investment companies.

William W. Priest* (59)                                      Trustee
466 Lexington Avenue                                         Senior Partner and Portfolio Manager, Steinberg Priest
New York, New York 10017-3147                                Capital Management since March 2001; Chairman and
                                                             Managing Director of CSAM from 2000 to February 2001;
                                                             Chief Executive Officer and Managing Director
                                                             of CSAM from 1990 to 2000; Director/Trustee of
                                                             other CSAM-advised investment companies.

Steven N. Rappaport (52)                                     Trustee
40 East 52nd Street,                                         President of Loanet, Inc. since 1997; Executive Vice
New York, New York 10022                                     President of Loanet, Inc. from 1994 to 1997; Director,
                                                             President, North American Operations, and
                                                             former Executive Vice President from 1992 to 1993 of
                                                             Worldwide Operations of Metallurg Inc.;
                                                             Executive Vice President, Telerate, Inc. from
                                                             1987 to 1992; Partner in the law firm of Hartman &
                                                             Craven until 1987; Director/Trustee of other CSAM-advised
                                                             investment companies.

James P. McCaughan (47)                                      Chairman

------------
* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.


466 Lexington Avenue                                         Chief Executive Officer and Managing Director of CSAM;
New York, New York 10017-3147                                Associated with CSAM since 2000; President and Chief
                                                             Operating Officer of Oppenheimer Capital from 1998 to
                                                             1999; President and Chief Executive Officer of UBS
                                                             Asset Management (New York) Inc. from 1996 to 1998;
                                                             Functional Advisor (Institutional Asset Management) of
                                                             Union Bank of Switzerland from 1994 to 1996; Officer of
                                                             other CSAM-advised investment companies.

Hal Liebes, Esq. (36)                                        Vice President and Secretary
466 Lexington Avenue                                         Managing Director and General Counsel of CSAM;
New York, New York 10017-3147                                Associated with Lehman Brothers, Inc. from 1996 to
                                                             1997; Associated with CSAM from 1995 to 1996;
                                                             Associated with CS First Boston Investment Management
                                                             from 1994 to 1995; Associated with Division of
                                                             Enforcement, U.S. Securities and Exchange Commission
                                                             from 1991 to 1994; Officer of CSAMSI and other
                                                             CSAM-advised investment companies.

Michael A. Pignataro (41)                                    Treasurer and Chief Financial Officer
466 Lexington Avenue                                         Director and Director of Fund Administration of CSAM;
New York, New York 10017-3147                                Associated with CSAM since 1984; Officer of other
                                                             CSAM-advised investment companies.

Rocco A. DelGuercio (37)                                     Assistant Treasurer
466 Lexington Avenue                                         Vice President and Administrative Officer of CSAM;
New York, New York 10017-3147                                Associated with CSAM since June 1996; Assistant
                                                             Treasurer, Bankers Trust Corp. -- Fund
                                                             Administration from March 1994 to June
                                                             1996; Mutual Fund Accounting Supervisor, Dreyfus
                                                             Corporation from April 1987 to March 1994; Officer of
                                                             other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (32)                                   Assistant Secretary
466 Lexington Avenue                                         Vice President and Legal Counsel of CSAM; Associated
New York, New York 10017-3147                                with CSAM since CSAM acquired the Portfolios'
                                                             predecessor adviser in July 1999; with the predecessor
                                                             adviser since 1997; Associated with the law firm of Gordon


                                                             Altman Butowsky Weitzen Shalov & Wein from 1995 to
                                                             1997; Officer of other CSAM-advised investment
                                                             companies.

Gregory N. Bressler, Esq. (34)                               Assistant Secretary
466 Lexington Avenue                                         Vice President and Legal Counsel of CSAM since January
New York, New York 10017-3147                                2000; Associated with the law firm of Swidler Berlin
                                                             Shereff Friedman LLP from 1996 to 2000; Officer of
                                                             other CSAM-advised investment companies.


Joseph Parascondola (37)                                     Assistant Treasurer
466 Lexington Avenue                                         Assistant Vice President - Fund Administration of CSAM
New York, New York 10017-3147                                since April 2000; Assistant Vice President, Deutsche
                                                             Asset Management from January 1999 to April 2000;
                                                             Assistant Vice President, Weiss, Peck & Greer LLC
                                                             from November 1995 to December 1998; Officer of other
                                                             CSAM-advised investment companies.


                  No employee of CSAM, CSAMSI, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Credit Suisse Warburg Pincus family of funds, each Director/Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives an annual fee of $750 for Director/Trustee services provided to the Trust, $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee received an annual fee of $325 for serving on the Audit Committee.

Trustees' Compensation

                  (for the fiscal year ended December 31, 2000)


                                                                                     Total Compensation from
                                                         Total                       all Investment Companies
                                                   Compensation from           in Credit Suisse Warburg Pincus Fund
      Name of Trustee                                    Trust                              Complex(1)
-------------------------------------------   ----------------------------    --------------------------------------
William W. Priest(2)                                      None                                  None
Richard H. Francis                                      $2,500                                $81,750
Jack W. Fritz                                           $2,500                                $82,250
Jeffrey E. Garten(3)                                    $2,500                                $42,500
Peter F. Krogh(4)                                          0                                     0
James S. Pasman, Jr.                                    $2,500                                $82,250
Steven N. Rappaport                                     $2,500                                $81,750
Alexander B. Trowbridge(5)                              $1,900                                $57,000

---------
1 Each Trustee also serves as a Director or Trustee of 45 investment companies and portfolios which CSAM serves as adviser.

2 Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from the Trust or any other investment company advised by CSAM.

3       Mr. Garten became a Trustee of the Trust effective December 21, 2000.

4       Mr. Krogh became a Trustee of the Trust effective February 6, 2001.

5       Mr. Trowbridge resigned as a Trustee of the Trust effective February 6,
        2001.

                  As of March 31, 2001, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

                  Emerging Markets Portfolio. Richard W. Watt is the Portfolio Manager of the Emerging Markets Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Watt is head of global emerging markets and chief investment officer for Latin American equities at CSAM. Prior to joining CSAM in 1995, he was head of emerging markets investments and research at Gartmore Investment Limited in London from 1992 to 1995; a director of Kleinwort Benson International Investment in London; and a portfolio manager with the Lothian Regional Council, a public pension plan sponsor in Scotland. Mr. Watt holds a Diploma in Management Studies from Napier College, Edinburgh and an M.A. in Politics and Modern History from the University of Edinburgh.

                  Emily Alejos is an Associate Portfolio Manager of the Emerging Markets Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Ms. Alejos specializes in the management and research of Latin American equities and is regional research director for Latin America at CSAM. She joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in Economics and Development Studies from Brown University and an M.B.A. from Stanford University. She also studied economics at L'Institut d' Etudes Politiques in Paris and was a Rotary Scholar at Instituto di Tella in Buenos Aires. She is a Chartered Financial Analyst.

                  Robert B. Hrabchak is an Associate Portfolio Manager of the Emerging Markets Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Hrabchak is a chief investment officer for Asia ex-Japan equities at CSAM. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager and chaired the Asia Pacific Investment Strategy Committee from 1995 to 1997. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong. Mr. Hrabchak holds a B.A. in Economics from Harvard College and an M.B.A. in Finance and Accounting from the University of Pennsylvania's Wharton School. He is a Chartered Financial Analyst.

                  Neil Gregson is an Associate Portfolio Manager of the Emerging Markets Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Gregson is a Director of CSAM U.K. and has been affiliated with CSAM Ltd. and with Credit Suisse since 2000 and 1991, respectively.

                  International Equity Portfolio. P. Nicholas Edwards is a Co-Portfolio Manager of the International Equity Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Edwards has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1995. Prior to that, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo from 1984 to 1995. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

                  Vincent J. McBride is a Co-Portfolio Manager of the International Equity Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. McBride has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1994. Prior to that, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

                  Nancy Nierman is a Co-Portfolio Manager of the International Equity Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Ms. Nierman has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1996. Prior to that, Ms. Nierman was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Barite College in 1985.

                  Value Portfolio. Roger Vogel is a Co-Portfolio Manager of the Value Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Vogel has been associated with CSAM since Credit Suisse acquired Donaldson, Lufkin & Jenrette Inc. in November 2000. Prior to that, Mr. Vogel was at DLJ Asset Management (AMG) from 1993 to 2000. Previously, he was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University. He is a Chartered Financial Analyst.

                  Richard J. Hanlon is a Co-Portfolio Manager of the Value Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Hanlon has been associated with CSAM since Credit Suisse acquired Donaldson, Lufkin & Jenrette Inc. in November 2000. Prior to joining CSAM, Mr. Hanlon was at DLJ Asset Management (AMG) from 1994 to 2000, where he managed portfolios of large- and small-capitalization U.S. value equities. Previously, he managed U.S. equity portfolios at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Hanlon earned a B.A. in Economics from the State University of New York in Albany. He is a Chartered Financial Analyst.

                  Robert E. Rescoe is a Co-Portfolio Manager of the Value Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Rescoe has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1993. Mr. Rescoe earned an M.B.A. degree from the University of Texas and a B.A. degree from Tulane University. He is a Chartered Financial Analyst.

                  Global Post-Venture Capital Portfolio. Vincent J. McBride (see biography above), is also a Co-Portfolio Manager of the Global Post-Venture Capital Portfolio.

                  Elizabeth B. Dater is a Co-Portfolio Manager of the Global Post-Venture Capital Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Ms. Dater has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1978. Prior to that, Ms. Dater was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Frederico D. Laffan is a Co-Portfolio Manager of the Global Post-Venture Capital Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Laffan has been associated with CSAM since Credit Suisse acquired THE Portfolio's predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that, he was a senior manager and partner with Green Cay Asset Management from 1996 to 1997 and a senior portfolio manager and director with Foreign & Colonial Emerging Markets, London from 1990 to 1996. Prior to that, Mr. Laffan was a development manager at Bristol Meyers Squibb.

                  Greg Norton-Kidd is a Co-Portfolio Manager of the Global-Post Venture Capital Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Norton-Kidd has been associated with CSAM since 1999. Prior to THAT, Mr. Norton-Kidd was a senior Japanese equity salesman in London, Tokyo and New York with the Flemings Group from 1990-1999. Mr. Norton-Kidd earned an M.A. from Cambridge University.

                  Calvin E. Chung is an Associate Portfolio Manager of the Global Post-Venture Capital Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Chung has been associated with CSAM since January 2000. Prior to that, Mr. Chung was a vice president and senior technology analyst at Eagle Asset Management from 1997 to 1999, a graduate student at the University of Chicago from 1995 to 1997 and a research associate at Fidelity Management and Research from 1992 to 1995. Mr. Chung earned a B.A. degree from Brandeis University and an M.B.A. from the University of Chicago. He is a Chartered Financial Analyst.

                  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Global Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for other Credit Suisse Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

                  Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to that, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is a Chartered Financial Analyst.

                  Small Company Growth Portfolio. Stephen J. Lurito is a Co-Portfolio Manager of the Small Company Growth Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Lurito has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1987. Prior to that, Mr. Lurito was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and an M.B.A. from the University of Pennsylvania.

                  Sammy Oh is a Co-Portfolio Manager of the Small Company Growth Portfolio and serves in similar positions with other Credit Suisse Warburg Pincus Funds. Mr. Oh has been associated with CSAM since Credit Suisse acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that, Mr. Oh was a vice president at Bessemer Trust from 1995 to 1996 and a Vice President at Forstmann-Leff from 1993 to 1995. Mr. Oh earned his A.B. from Stanford University and his M.B.A. from Dartmouth College.

                  Emerging Growth Portfolio. Ms. Dater and Mr. Lurito (see biographies above) are also Co-Portfolio Managers of the Emerging Growth Portfolio.

Code of Ethics

                  The Trust, CSAM, CSAM Ltd. and CSAMSI have each adopted a written Code of Ethics (the "CSAM Code"), which permits personnel covered by the CSAM Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The CSAM Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

                  Abbott, the sub-investment adviser for the Global Post-Venture Capital Portfolio with respect to Private Funds, has adopted a written Code of Ethics (the "Abbott Code of Ethics" and together with the CSAM Code, the "Codes"), which permits personnel covered by the Abbott Code of Ethics ("Abbott Covered Persons") to invest in securities, including Private Funds that may be purchased or held by the Global Post-Venture Capital Portfolio and any securities of a company whose securities are held by Private Funds ("Private Fund Securities"). The Abbott Code of Ethics contains provisions designed to address the conflicts of interest that could arise from personal trading in Private Funds and Private Fund Securities by advisory personnel with respect to the Global Post-Venture Capital Portfolio, including: (1) all Abbott Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain exceptions, all Abbott Covered Persons must obtain preclearance before executing any personal securities transactions; (3) without the consent of Abbott's compliance director, Abbott Covered Persons may not (a) execute personal trades in Private Fund Securities; (b) invest in initial public offerings or private offerings of Private Fund Securities; and (c) execute personal trades in a Private Fund if there are any pending orders in that Private Fund by the Global Post-Venture Capital Portfolio, or if such Private Fund is being actively considered for purchase or sale by the Global Post-Venture Capital Portfolio.

                  The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.

Investment Advisers and Co-Administrators

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Portfolio. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $870 billion of global assets under management and employs approximately 80,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                    CSAM, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Global Post-Venture Capital and Emerging Markets Portfolios, supervises the activities of Abbott and CSAM Ltd., respectively. CSAM also employs a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment.

                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Portfolio. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Portfolios' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  Abbott, located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328, serves as sub-investment adviser to the Global Post-Venture Capital Portfolio pursuant to a written agreement (the "Advisory Agreement"). Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $5.5 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997.

                  CSAM Ltd., a wholly owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited ("CSAM Holding"), serves as sub-investment adviser to the Emerging Markets Portfolio pursuant to a written agreement (the "Advisory Agreement"). CSAM Holding is a wholly owned subsidiary of Credit Suisse, the parent company of the Portfolio's investment adviser, CSAM. Like Credit Suisse, CSAM Holding is located at Paradeplatz 8, 8001 Zurich, Switzerland.

                  Subject to the supervision of CSAM, CSAM Ltd., in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Emerging Markets Portfolio in accordance with the investment objective of the Portfolio, the Portfolio's Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

                  CSAMSI and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to the Trust on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Trust.

                  For the services provided by CSAM, the Trust pays CSAM a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: Value Portfolio -- .75%, International Equity Portfolio -- 1.00%, Small Company Growth Portfolio -- .90% and Emerging Growth Portfolio -- .90%. For the services provided by CSAM, the Global Post-Venture Capital Portfolio pays CSAM a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which CSAM pays Abbott for sub-investment advisory services. For the services provided by CSAM, the Emerging Markets Portfolio pays CSAM a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which CSAM pays CSAM Ltd. for sub-investment advisory services.

                  No compensation is paid by the Global Post-Venture Capital Portfolio or the Emerging Markets Portfolio to Abbott or CSAM Ltd., respectively, for their sub-investment advisory services. CSAM and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

                  As co-administrator, CSAMSI provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays CSAMSI a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

                  As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each of the Global Post-Venture Capital, Emerging Emerging Markets and International Equity Portfolios pays PFPC a fee calculated at an annual rate of .08% of the Portfolio's first $500 million in average daily net assets, .07% of the next $1 billion in average daily net assets, and .06% of average daily net assets over $1.5 billion. Each of the Emerging Growth, Small Company Growth and Value Portfolios pays PFPC a fee calculated at an annual rate of .075% of the Portfolio's first $500 million in average daily net assets, .065% of the next $1 billion in average daily net assets, and .055% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                  The advisory fees earned by CSAM and its predecessor, Warburg, the co-administration fees earned by PFPC and the aggregate co-administration fees earned by CSAMSI and Counsellors Service (the Portfolios' predecessor co-administrator), respectively, for the last three fiscal years (or, in the case of the Emerging Growth Portfolio, for the period September 13, 1999 (commencement of operations) through December 31,
2000) are described below.

Advisory Fees earned by CSAM/Warburg for the fiscal years (or period) ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)*

----------------------------------------------------------------------------------------------------------------------
                                1998                               1999                             2000
----------------------------------------------------------------------------------------------------------------------
Emerging           $    17,606      $   (17,606)      $    77,967      $   (77,967)      $   393,749      $   (49,565)
Markets**
----------------------------------------------------------------------------------------------------------------------
Value              $    58,759      $   (52,105)      $   145,134      $   (36,142)      $   166,679      $   (30,739)
----------------------------------------------------------------------------------------------------------------------
International      $ 3,689,492                0       $ 4,048,114                0       $ 5,896,704                0
Equity
----------------------------------------------------------------------------------------------------------------------
Global             $   567,052                0       $   952,963      $  (134,246)      $ 2,385,567      $  (219,495)
Post-Venture
Capital ***
----------------------------------------------------------------------------------------------------------------------
Small Company      $ 6,094,569                0       $ 6,954,618                0       $12,270,202                0
Growth
----------------------------------------------------------------------------------------------------------------------
Emerging                   N/A              N/A       $     5,760      $    (5,760)      $   311,830      $      (777)
Growth
----------------------------------------------------------------------------------------------------------------------


------------------
* During the fiscal year ended December 31, 1998, Warburg also reimbursed expenses of $80,129 to the Emerging Markets Portfolio and $31,926 to the Value Portfolio. During the fiscal year ended December 31, 1999, CSAM/Warburg also reimbursed expenses of $22,362 to the Emerging Markets Portfolio. For the period September 13, 1999 (commencement of operations) through December 31, 1999, CSAM also reimbursed expenses of $57,056 to the Emerging Growth Portfolio.

** From its investment advisory fee, CSAM paid CSAM Ltd. a sub-investment advisory fee for its services to the Emerging Markets Portfolio. No compensation was paid by the Emerging Markets Portfolio to CSAM Ltd. for its sub-investment advisory services.

*** From its investment advisory fee, CSAM/Warburg paid Abbott a sub-investment advisory fee for its services to the Global Post-Venture Capital Portfolio. No compensation was paid by the Global Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

Co-Administration Fees earned by PFPC for the fiscal years (or period) ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)

----------------------------------------------------------------------------------------------------
                            1998                        1999                         2000
----------------------------------------------------------------------------------------------------
Emerging           $  9,116      $ (1,690)      $ 17,133      $ (7,484)      $ 45,323      $(36,342)
Markets
----------------------------------------------------------------------------------------------------
Value              $ 15,824      $(11,752)      $ 32,356      $(29,027)      $ 31,700      $(28,494)
----------------------------------------------------------------------------------------------------
International      $436,977             0       $472,333             0       $632,525             0
Equity
----------------------------------------------------------------------------------------------------
Global Post-       $ 48,364      $(45,364)      $ 81,662             0       $206,167             0
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            1998                               1999                                  2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Venture
Capital
------------------------------------------------------------------------------------------------------------------------
Small Company      $   638,099        0                $   708,373                0         $ 1,155,527                0
Growth
------------------------------------------------------------------------------------------------------------------------
Emerging                   N/A        N/A              $     1,028      $      (640)        $    38,731      $   (13,588)
Growth
------------------------------------------------------------------------------------------------------------------------

Co-Administration Fees earned by CSAMSI/Counsellors Service (the Portfolios' predecessor co-administrator) for the fiscal years (or period) ended December 31

--------------------------------------------------------------------------------
                                        1998            1999            2000
--------------------------------------------------------------------------------
Emerging Markets                     $    1,409      $    6,237      $   31,500
--------------------------------------------------------------------------------
Value                                $    7,835      $   19,351      $   22,224
--------------------------------------------------------------------------------
International Equity                 $  368,949      $  404,811      $  589,670
--------------------------------------------------------------------------------
Global Post-Venture Capital          $   45,364      $   76,237      $  190,845
--------------------------------------------------------------------------------
Small Company Growth                 $  677,174      $  772,735      $1,363,356
--------------------------------------------------------------------------------
Emerging Growth                             N/A      $      640      $   34,648
--------------------------------------------------------------------------------


Custodian and Transfer Agent

                  State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's assets. Pursuant to a custodian agreement (the "Custodian Agreement") State Street (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositaries as sub-custodian on behalf of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ( "BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio,
(ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. (BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing

                  Distributor . CSAMSI serves as distributor of each Portfolios' shares. CSAMSI offers the Portfolios' shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                  Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Funds (the "Service Fee"). Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Portfolios may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

Organization of the Trust

                  The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of seven series have been authorized which constitute the interests in the Portfolios. The Global Telecommunications Portfolio of the Trust is described in a separate prospectus and statement of additional information. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval. The "Post-Venture Capital Portfolio" and the "Growth & Income Portfolio" were renamed the "Global Post-Venture Capital Portfolio" and the "Value Portfolio", respectively, effective May 1, 2000. In addition, effective May 1, 2001, the Trust will be renamed "Credit Suisse Warburg Pincus Trust". This name change was effected to more easily identify the Trust with CSAM, its investment adviser.

                  When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting each Portfolio and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. If it qualifies as a regulated investment company, a Portfolio will effectively pay no federal income taxes on its investment company taxable income (that is, all of its taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) and on its net realized capital gains that are distributed to Shareholders. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its Shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to Shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets

(the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code which relate to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its Shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the Shareholders of the Portfolio.

                  Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

                  If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of such shares, even though the income may have to be distributed by the Portfolio to its Shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to deferred taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Portfolio may be eligible to elect Qualified Electing Fund treatment, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of PFIC stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

                  Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. If such an election were made, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                  Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. In the near future, the Portfolios' net asset value is expected to be listed in the Wall Street Journal each business day under the heading "CS WarburgPincus Tr".

                  The average annual total return for the fiscal periods ended December 31, 2000, were as follows (performance figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):

------------------------------------------------------------------------------------------------------------------------------
                                            One-Year                         Five-Year                  Since Inception (Date)

Emerging Markets                     (31.70%)        (31.55%)               NA               NA             0.25%         0.89%
                                                                                                       (12/31/97)
------------------------------------------------------------------------------------------------------------------------------
Value                                  8.64%           8.91%                NA               NA             9.18%         9.87%
                                                                                                       (10/31/97)
------------------------------------------------------------------------------------------------------------------------------
International Equity                 (25.90%)        (25.90%)             5.18%            5.19%            6.00%         6.04%
                                                                                                        (6/30/95)
------------------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital          (19.06%)        (18.84%)               NA               NA            10.92%        11.03%
                                                                                                        (9/30/96)
------------------------------------------------------------------------------------------------------------------------------
Small Company Growth                 (18.11%)        (18.11%)            12.12%           12.12%           15.52%        15.54%
                                                                                                        (6/30/95)
------------------------------------------------------------------------------------------------------------------------------
Emerging Growth                       (1.53%)         (1.53%)               NA               NA            21.28%        22.24%
                                                                                                        (9/13/99)
------------------------------------------------------------------------------------------------------------------------------


                  These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

                  Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

                  A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Global Post-Venture Capital Portfolio, with the Nasdaq Industrials Index and appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indexes of common stocks; in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell company relating to securities represented in the Portfolio, which are unmanaged indexes of common stocks; in the case of the Value Portfolio, with the S&P 500 Index, which is an unmanaged index; in the case of the Emerging Markets Portfolio, with the Morgan Stanley Capital International Emerging Markets Free Index; in the case of the International Equity Portfolio, the Morgan Stanley Capital International All Country World Excluding U.S. Index and the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, which are unmanaged indexes of common stocks and in the case of the Emerging Growth Portfolio, with the Lipper Mid-Cap Growth Funds and appropriate indexes prepared by Frank Russell Company relating to securities in the Portfolio, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Global Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                  CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to be less volatile than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research has indicated that volatility can be significantly decreased when international equities are added.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 15 of the last 29 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.


                                            EAFE INDEX VS. S&P 500 INDEX
                                                      1972-2000
                                                ANNUAL TOTAL RETURN+
                 YEAR                               EAFE(R) INDEX                           S&P 500 INDEX
                 ----                               -------------                           -------------
                1972*                                     33.28                                15.63
                1973*                                    -16.82                               -17.37
                1974*                                    -25.60                               -29.72
                1975                                      31.21                                31.55
                1976                                       -.36                                19.15
                1977*                                     14.61                               -11.50
                1978*                                     28.91                                 1.06
                1979                                       1.82                                12.31
                1980                                      19.01                                25.77
                1981*                                     -4.85                                -9.73
                1982                                      -4.63                                14.76
                1983*                                     20.91                                17.27
                1984*                                      5.02                                 1.40
                1985*                                     52.97                                26.33
                1986*                                     66.80                                14.62
                1987*                                     23.18                                 2.03
                1988*                                     26.66                                12.40
                1989                                       9.22                                27.25
                1990                                     -24.71                                -6.56
                1991                                      10.19                                26.31
                1992                                     -13.89                                 4.46
                1993*                                     30.49                                 7.06
                1994*                                      6.24                                -1.54
                1995                                       9.42                                34.11
                1996                                       4.40                                20.26
                1997                                       0.24                                31.01
                1998                                      19.99                                28.57
                1999                                      26.97                                21.02
                ------------------------------------------------------------------------------------
                2000                                     -14.17                                -9.10
                ------------------------------------------------------------------------------------


-----------------
        Without reinvestment of dividends.
* The EAFE Index has outperformed the S&P 500 Index 15 out of the last 29 years.
Source:  Morgan Stanley Capital International; Bloomberg Financial Markets


                  The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

                  The Trust's audited Annual Report dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of its Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

                  The Portfolios and the Trust are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Portfolios' net asset value, nor is Warburg, Pincus & Co. a distributor of the Portfolios. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

                  As of April 3, 2001, the following persons owned of record 5% or more of each Portfolio's outstanding shares:


                           EMERGING MARKETS PORTFOLIO

         The Travelers Separate Account                                          40.71%
         ABD2 for Variable Annuities
         of The Travelers Insurance Co.
         1 Tower Square
         Hartford, CT  06183-0002

         Kemper Investors Life Insurance Co.                                     32.26%
         Variable Annuity Separate Account


         Attn:  Karen Porten
         1 Kemper Drive Bldg 3 T-1
         Long Grove, IL  60049-00001

         The Travelers Separate Account                                          15.61%
         ABD for Variable Annuities
         of The Travelers Insurance Co.
         1 Tower Square
         Hartford, CT  06183-0002

         Sun Life of Canada (US)                                                 5.42%
         c/o Retirement Products &
         Services Accounting Control
         P.O. Box 9134
         Boston, MA  02117-9134

                                           VALUE PORTFOLIO

         Nationwide Life Insurance Company                                       88.33%
         NWVA
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

         Nationwide Life Insurance Company                                       9.52%
         NWVLI-4
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

                                    INTERNATIONAL EQUITY PORTFOLIO

         Nationwide Life Insurance Company                                       32.97%
         Nationwide Variable Account II
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

         Golden American Life                                                    44.27%
         Separate Account B
         1475 Dunwoody Dr.
         West Chester, PA 19380-1478

         Equitable Life Insurance Co. of Iowa                                     8.14%
         Separate Account A
         Danielle Knopf


         909 Locust Street
         Des Moines, IA 50309-2803

         Fidelity Investments                                                    5.09%
         Life Insurance Company
         Attn:  Angela Kardaris
         82 Devonshire Street #R25B
         Boston, MA  02109-3614

         Nationwide Life Insurance Company                                       5.17%
         NWVA-9
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

                      GLOBAL POST-VENTURE CAPITAL PORTFOLIO

         Nationwide Life Insurance Company                                       19.14%
         Nationwide Variable Account II
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

         Pruco Life Flexible Premium                                             32.08%
         Variable Annuity Account
         213 Washington Street   7th Floor
         Newark, NJ  07102-2917

         Nationwide Life Insurance Company                                       8.88%
         NWVA-9
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

         Fidelity Investments                                                    18.57%
         Life Insurance Company
         82 Devonshire St  #R25B
         Boston, MA  02109-3614

         Kemper Investors                                                        6.57%
         Life Insurance Company
         Variable Annuity Separate Account
         Att: Karen Porten
         1 Kemper Dr. Bldg. 3 T-1
         Long Grove, IL 60049-0001


                         SMALL COMPANY GROWTH PORTFOLIO

         IDS Life Insurance Company                                              49.96%
         c/o American Express Financial
         Advisors
         Attn: Flex Variable Annuity T11-125
         IDS Tower 10
         Minneapolis, MN 55440

         Nationwide Life Insurance Company                                       29.04%
         Nationwide Variable Account II
         c/o IPO Portfolio Accounting
         P.O. Box 182029
         Columbus, OH  43218-2029

         Fidelity Investments                                                    8.56%
         Life Insurance Company
         82 Devonshire St  #R25B
         Boston, MA  02109-3614

                            EMERGING GROWTH PORTFOLIO

         IDS Life Insurance Company                                              52.79%
         (For Account 1EG)
         IDS Tower 10 T11/340
         Minneapolis, MN 55440

         IDS Life Insurance Company                                              41.46%
         (For Account 2EG)
         IDS Tower 10 T11/340
         Minneapolis, MN 55440

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                       ii